UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09815

THE ARBITRAGE FUNDS
(Exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY			10010
(Address of principal executive offices)			(Zip code)

John S. Orrico Water Island Capital, LLC 41 Madison Avenue 42nd Floor New York, NY 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-295-4485

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

Item 1.   Reports to Stockholders.

Annual Report

May 31, 2017

The Arbitrage Fund

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Tactical Equity Fund

TABLE OF CONTENTS

Shareholder Letter	1
The Arbitrage Fund
Manager Commentary	4
Portfolio Information	6
Portfolio of Investments	8
The Arbitrage Event-Driven Fund
Manager Commentary	22
Portfolio Information	24
Portfolio of Investments	26
The Arbitrage Credit Opportunities Fund
Manager Commentary	42
Portfolio Information	44
Portfolio of Investments	46
The Arbitrage Tactical Equity Fund
Manager Commentary	56
Portfolio Information	58
Portfolio of Investments	60
Statements of Assets and Liabilities	72
Statements of Operations	76
Statements of Changes in Net Assets	80
Financial Highlights
The Arbitrage Fund - Class R	84
The Arbitrage Fund - Class I	86
The Arbitrage Fund - Class C	88
The Arbitrage Fund - Class A	90
The Arbitrage Event-Driven Fund - Class R	92
The Arbitrage Event-Driven Fund - Class I	94
The Arbitrage Event-Driven Fund - Class C	96
The Arbitrage Event-Driven Fund - Class A	98
The Arbitrage Credit Opportunities Fund - Class R	100
The Arbitrage Credit Opportunities Fund - Class I	102
The Arbitrage Credit Opportunities Fund - Class C	104
The Arbitrage Credit Opportunities Fund - Class A	106
The Arbitrage Tactical Equity Fund - Class R	108
The Arbitrage Tactical Equity Fund - Class I	110
The Arbitrage Tactical Equity Fund - Class C	112
The Arbitrage Tactical Equity Fund - Class A	114
Notes to Financial Statements	116
Report of Independent Registered Public Accounting Firm	145
Disclosure of Fund Expenses	146
Additional Information	149
Trustees' Approval of Advisory Agreement	150
Trustees & Officers	154

The Arbitrage Funds  Shareholder Letter

May 31, 2017 (Unaudited)

Dear Fellow Shareholders,

As we wrap up fiscal year 2017 for The Arbitrage Funds, we look back on a six-month period that witnessed a swift post-election rally in most asset classes. This rally (sometimes referred to as the "Trump Trade") was largely predicated on an optimistic outlook regarding the new presidential administration's capacity to execute its agenda in areas such as tax reform, deregulation, and infrastructure spending with an aim to drive economic growth in the US. As we take a step back, however, to consider what the future holds for the markets, we see both positives and negatives.

Economic conditions remain generally positive, with job growth and indices trending upward. Consumer confidence is high, but we question whether weaker auto sales and recent softness in monthly housing data in some regional markets are leading indicators of shifting behavior. Despite recent interest rate increases, the Federal Reserve (Fed) appears willing to take a more measured approach to further hikes. At the same time, the Fed intends to wind down its balance sheet in a move to tighten fiscal policy, and it remains to be seen how investors will react. While European growth has picked up, the European Central Bank (ECB) has turned more hawkish. In addition, the overall perception continues to be that the Trump administration wants to stimulate growth and will govern with a lighter regulatory touch, but no changes appear imminent as gridlock in DC has decreased the possibility of many major reforms. (Though, given current trends, one wonders if the market even cares.) On top of it all, geopolitical risk remains high, particularly with unpredictable regimes in countries such as North Korea in power.

As always, however, our goal as event-driven investors is to deliver returns that are not correlated to the movements of broader credit and equity markets, but rather the outcomes of specific, idiosyncratic corporate events. For the 12-month period ended May 31, 2017, we delivered on these goals, generating positive returns in all four funds in the trust with minimal levels of market beta. Perhaps more importantly, we did so with relatively low levels of volatility as well, exhibiting favorable risk-adjusted returns in line with our conservative investment style.

	Return	Standard Deviation	Sharpe Ratio	Beta
Arbitrage (ARBNX)	3.47%	1.43%	2.07	0.13
Arbitrage Event-Driven (AEDNX)	4.31%	2.09%	1.80	0.22
Arbitrage Credit Opportunities (ACFIX)	2.78%	1.62%	1.36	0.10
Arbitrage Tactical Equity (ATQIX)	7.30%	3.58%	1.86	0.17

As of 5/31/17. Figures reflect 12-month trailing metrics. Beta is relative to S&P 500 Index.

Performance through 5/31/17: ARBNX, 3.47% (one year), 2.03% (five year), 2.87% (ten year); AEDNX, 4.31% (one year), 0.93% (five year), 1.55% (since 10/1/10 inception); ACFIX, 2.78% (one year), 2.30% (since 10/1/12 inception); ATQIX, 7.30% (one year), 0.35% (since 12/31/14 inception). Performance greater than one year is annualized. The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call (800) 295-4485. ARBNX, AEDNX, and ACFIX assess a 2% redemption fee on shares that are redeemed within 30 days of purchase. ATQIX assesses a 2% redemption fee on shares that are redeemed within 60 days of purchase. The Total Annual Fund Operating Expense for ARBNX, AEDNX, ACFIX, and ATQIX is 1.66%, 2.39%, 1.70%, and 20.08%, respectively. Total Annual Fund Operating Expense Excluding

Annual Report | May 31, 2017

The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2017 (Unaudited)

the Effect of Dividend and Interest Expense on Short Positions for ARBNX is 1.20%. The Adviser has agreed to waive fees in excess of 1.44%, 1.25%, and 1.44% for AEDNX, ACFIX, and ATQIX, respectively, until September 30, 2018. Without such fee waivers, performance numbers may have been reduced. Fee waivers do not include the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses.

Looking ahead, our catalyst-driven investment opportunity set remains robust. Much of what we do at Water Island Capital – not just in our merger arbitrage strategy but also in our equity special situations and credit opportunities strategies – stems from the theater of corporate consolidation. Speculative merger transactions, definitive, announced deals, or post-acquisition re-rating opportunities all provide fertile ground for event-driven investment theses. Our merger arbitrage team has experienced a strong run of consolidation in the technology and financial sectors recently (particularly in the semiconductors and banking industries, respectively), and we expect this trend to continue. With interest rates on the rise – we expect an additional one to two hikes before year-end – and healthy amounts of deal flow, two of the three pillars of merger arbitrage returns are exhibiting strength. (The third, volatility, remains largely absent from the markets.) Our equity special situations team is seeing opportunity in speculative mergers and acquisitions (M&A) and re-rating situations, especially in the technology, media, and telecommunications sectors. Lastly, our credit opportunities team foresees a healthy pipeline of merger-related situations in financials and energy, as well as long/short relative value and deep value opportunities in health care, retail, and autos.

With such a slate of idiosyncratic, catalyst-driven situations to choose from, our overall outlook for the strategy is positive – but we are seeing more reason to be cautious as investors. To date, the markets have indicated a level of comfort with the status quo in DC (fortunately deeming economic conditions more important than politics), but the Trump Trade is showing signs of aging. With the potential for uncertainty increasing and a historic bull market that will inevitably reach its last inning, the key to realizing our goals this year will be event selection and timing of investment. Alpha generation will ultimately be driven by properly anticipating which events will encounter issues, avoiding headaches quickly, and entering trades at the right moment. We believe the qualities that differentiate our team and our approach – our many years of experience, robust risk management process, and strong discipline – are the very same qualities that will allow us to successfully execute our investment strategies.

Sincerely,
The Investment Team Water Island Capital

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Glossary

Alpha: A measure of risk-adjusted performance that reflects excess returns relative to the return of a benchmark index.

Beta: A measure of the volatility of a portfolio in relation to the market as a whole, used to reflect the amount of returns in a portfolio generated by market exposure.

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The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2017 (Unaudited)

Hawkish: Relating to fiscal policy in favor of high interest rates in order to keep inflation in check.

Points: In relation to bonds, a point is equivalent to 1% of face value.

S&P 500 Index: An index of US equities meant to reflect the risk/return characteristics of the large cap universe, and one of the most commonly used benchmarks for the overall US stock market.

Sharpe Ratio: A measure of risk-adjusted performance, calculated by subtracting the risk-free rate from the rate of return for a portfolio, and dividing the result by the standard deviation of the portfolio returns.

Standard Deviation: A measures of the degree of variation of returns around the average return, commonly used as a representation of volatility.

Annual Report | May 31, 2017

The Arbitrage Fund  Manager Commentary

May 31, 2017 (Unaudited)

Arbitrage Fund | Tickers: ARBNX, ARBFX, ARBCX, ARGAX

The Fund's Goal and Main Investments

Merger arbitrage is a sub-set of a broader event-driven investment strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The Fund seeks to achieve capital growth by engaging in merger arbitrage. The strategy's focus is to capture returns from corporate events, generate market neutral capital growth, preserve capital, generate consistent and positive returns, and achieve low correlation and low volatility. The Fund's general investment approach can be best described as risk averse, and many systems, policies, and procedures are in place to facilitate this low-risk approach. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly-announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund's investment adviser uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition's completion. That difference, or "spread," is the primary driver of returns for this strategy. There is no limit to the number of stocks the Fund can hold; however, the Fund typically invests in 40 to 80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Fiscal Year Highlights

Arbitrage (ARBNX) returned 3.47% for fiscal year 2017. Performance was driven primarily by deals in the Americas region, with the European region also contributing nicely. The top performing sectors in the Fund were financials, health care, and consumer discretionary. Conversely, the energy detracted from returns over the period.

The Fund's top performing deal of the period was the acquisition of Private Bancorp (PVTB) by Canadian Imperial Bank of Commerce (CIBC). In June 2016, CIBC – a Canadian financial services provider – entered into a definitive agreement to acquire Private Bancorp – a US bank holding company – for $5.0 billion. The companies originally expected to complete the merger in Q1 2017, however, after the election-induced rally of US bank stocks made the original offer appear less financially attractive, the companies postponed the December 2016 vote due to shareholder opposition. Following two amendments to its original merger agreement, CIBC ultimately agreed to increase its offer by 26%. PVTB shareholders approved the merger with CIBC on May 12, 2017 and the merger closed after obtaining the necessary regulatory approvals the following month.

The second-largest contributor for the period was the proposed merger between Qualcomm and NXP Semiconductors (NXPI). In October 2016, Qualcomm – a US telecommunications equipment

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The Arbitrage Fund  Manager Commentary (continued)

May 31, 2017 (Unaudited)

provider – entered into a definitive agreement to acquire NXP Semiconductors – a Netherlands-based provider of mixed-signal semiconductor solutions – for $47 billion. NXPI shareholders and the investment community more broadly viewed Qualcomm's offer as underwhelming at the time the deal was announced and the semiconductor index has appreciated significantly since then. Given the fact that shareholders believe NXPI could trade above Qualcomm's offer on its own, NXPI has traded very tight to the current offer. Additionally, news in late May that Elliott Management had taken a stake in NXPI stock and could agitate for a higher bid has also placed further attention on the potential for upside in NXPI. We continue to expect shares of NXPI to trade toward the offer price as we move closer to the expected Q4 2017 close.

Conversely, the largest detractor in the Fund was Noble Energy's acquisition of Clayton Williams. In January 2017, Noble Energy (NBL) – a US upstream oil and gas company – entered into a definitive agreement to acquire Clayton Williams (CWEI) – a US oil and gas producer – for $3.1 billion. The consideration being paid to CWEI shareholders was a combination of cash and stock, subject to proration. There were two large holders, each with 35% of shares: Clayton Williams, Jr. and Ares Management, LLC, both with very low cost bases. As such, we believed it was a reasonable expectation that both of these large holders would elect to receive stock for the tax-free roll, regardless of whatever combination the higher-valued election turned out to be. However, the two large shareholders ultimately elected to take the higher valued cash consideration, regardless of any adverse tax implications. The election outcome resulted in an allocation of considerably more NBL shares to the fund than the investment team had anticipated. As the team worked to sell the NBL position, oil prices and NBL shares came under pressure, creating a loss for the Fund.

The Fund's second-worst performing deal of the year was Vista Equity partner's takeover of Cvent (CVT). In April 2016, Vista – a US private equity firm that invests in private and public software and technology-enabled companies – entered into a definitive agreement to acquire Cvent – a local provider of event management software – for $1.6 billion. Over Q3 2016, the spread widened as a result of a second request by the Department of Justice during the course of their antitrust investigation, which extended the deal timeline and added uncertainty around regulatory approvals. While the deal eventually successfully completed in November, we had reduced our exposure to the position in the period during which the spread widened, as we had grown uncomfortable with both the size of the position and the risk of a deal break. While this action limited our maximum potential loss, it also reduced our ability to recoup the losses incurred as we pared our exposure.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio Information

May 31, 2017 (Unaudited)

Performance (annualized returns as of May 31, 2017)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	3.17%	1.77%	2.64%	4.19%
Arbitrage Fund, Class I	3.47%	2.03%	2.87%	3.11%
Arbitrage Fund, Class C**	2.38%	1.03%	N/A	1.03%
Arbitrage Fund, Class A***	3.17%	N/A	N/A	2.14%
S&P 500® Index	17.47%	15.42%	6.94%	5.08%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.44%	0.16%	0.61%	1.59%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R inception: 9/18/00; Class I inception: 10/17/03; Class C inception: 6/1/12; Class A inception: 6/1/13. Since Inception Returns for securities indices are for the inception date of Class R shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 2.50% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase. Shares purchased without a front-end sales charge prior to April 3, 2017 (determined on a first-in, first-out basis) will be subject to a deferred sales charge of up to 0.50% if you redeem your shares within 12 months of purchase with respect to the shares purchased prior to April 3, 2017.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.91%, 1.66%, 2.66% and 1.91%, respectively. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio Information (continued)

May 31, 2017 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Fund's investments as of the report date.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments

May 31, 2017

	Shares	Value
COMMON STOCKS - 94.82%
Advertising - 1.82%
Havas SA	3,330,000	$34,126,894
Agriculture - 1.94%
Reynolds American, Inc.(a)	540,268	36,333,023
Apparel - 0.52%
Christian Dior SE	34,282	9,789,411
Auto Parts & Equipment - 2.78%
Mobileye N.V.(a)(b)	839,316	51,953,660
Banks - 4.25%
BNC Bancorp	189,560	5,980,618
Columbia Banking System, Inc.	110,177	4,044,598
Park Sterling Corp.	217,324	2,523,132
PrivateBancorp, Inc.(a)	1,062,625	63,321,824
Southwest Bancorp, Inc.	148,931	3,663,702
		79,533,874
Chemicals - 4.81%
Monsanto Co.(a)(c)	83,776	9,836,978
Valspar Corp.(a)	708,030	80,000,310
		89,837,288
Commercial Services - 1.31%
CardConnect Corp.(b)	400,000	6,000,000
MoneyGram International, Inc.(b)	1,064,594	18,545,227
		24,545,227
Computers & Computer Services - 3.87%
Brocade Communications Systems, Inc.	986,981	12,465,570
NeuStar, Inc., Class A(a)(b)	1,665,977	55,227,138
Sandvine Corp.	1,613,000	4,632,964
		72,325,672
Diversified Financial Services - 3.58%
Fortress Investment Group LLC, Class A MLP(a)	6,995,162	55,681,489
KCG Holdings, Inc., Class A(b)	566,000	11,240,760
		66,922,249
Electric - 2.47%
Westar Energy, Inc.	872,791	46,214,283

See Notes to Financial Statements.

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The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 94.82% (Continued)
Electrical Components & Equipment - 0.75%
Lumenpulse, Inc.(b)	900,057	$14,118,672
Food - 0.52%
Booker Group Plc	3,774,791	9,702,945
Food Service - 2.48%
AdvancePierre Foods Holdings, Inc.(a)	1,150,100	46,314,527
Forest Products & Paper - 0.27%
Tembec, Inc.(b)	1,545,900	5,115,426
Gas - 0.24%
Gas Natural, Inc.(a)	350,762	4,454,677
Healthcare - Products - 3.95%
CR Bard, Inc.(a)	194,771	59,878,449
VWR Corp.(a)(b)	420,000	13,885,200
		73,763,649
Healthcare - Services - 1.16%
Air Methods Corp.(b)(d)(e)	2,014,027	21,650,790
Insurance - 7.14%
Allied World Assurance Co. Holdings AG(a)	2,271,111	119,392,305
Fidelity & Guaranty Life	305,600	9,427,760
OneBeacon Insurance Group Ltd., Class A(a)	250,000	4,587,500
		133,407,565
Internet - 0.20%
Global Sources Ltd.(b)	181,011	3,783,130
Leisure Time - 0.25%
Intrawest Resorts Holdings, Inc.(a)(b)	200,000	4,742,000
Media - 5.42%
Sky Plc(b)	499,463	6,377,416
Starz, Class A(b)(d)(e)	521,436	18,331,969
Time Warner, Inc.(a)(c)	762,944	75,905,299
Tribune Media Co., Class A(c)	17,200	657,040
		101,271,724

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 94.82% (Continued)
Oil & Gas - 0.95%
Delek US Holdings, Inc.(a)	242,993	$5,958,188
Noble Energy, Inc.(a)(c)	249,619	7,161,569
VTTI Energy Partners MLP	240,000	4,680,000
		17,799,757
Packaging & Containers - 2.18%
Multi Packaging Solutions International Ltd.(a)(b)	2,261,434	40,705,812
Pharmaceuticals - 13.02%
Actelion Ltd.(b)	410,549	117,838,648
Akorn, Inc.(a)(b)	832,000	27,680,640
Mead Johnson Nutrition Co.(a)(c)	580,520	51,910,098
Nutraceutical International Corp.	140,000	5,845,000
Patheon N.V.(b)	672,000	23,325,120
STADA Arzneimittel AG	96,806	7,003,304
VCA, Inc.(a)(b)(c)	105,940	9,760,252
		243,363,062
Pipelines - 0.29%
Veresen, Inc.	400,000	5,436,577
Real Estate Investment Trusts - 0.65%
FelCor Lodging Trust, Inc.	1,689,253	12,111,944
Retail - 9.69%
CST Brands, Inc.(a)	1,206,773	58,323,339
Kate Spade & Co.(b)	2,017,263	37,157,985
Panera Bread Co., Class A(a)(b)	264,500	83,182,605
Punch Taverns Plc(b)	1,087,059	2,451,088
		181,115,017
Savings & Loans - 3.92%
Astoria Financial Corp.(a)	1,575,508	29,178,408
EverBank Financial Corp.(a)	2,263,730	44,029,549
		73,207,957
Semiconductors - 6.65%
NXP Semiconductors N.V.(a)(b)(c)	1,025,553	112,708,275
Veeco Instruments, Inc.(b)	369,283	11,613,957
		124,322,232

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 94.82% (Continued)
Software - 3.47%
DH Corp.(a)	3,218,308	$60,561,416
Jive Software, Inc.(b)	2,039	10,756
Xactly Corp.(b)	269,500	4,231,150
		64,803,322
Telecommunications - 4.27%
General Communication, Inc., Class A(a)(b)	418,131	15,466,666
Level 3 Communications, Inc.(a)(b)	476,362	28,353,066
Lumos Networks Corp.(a)(b)	658,120	11,793,510
Straight Path Communications, Inc., Class B(b)(c)	108,967	19,494,196
West Corp.	200,868	4,654,112
		79,761,550
TOTAL COMMON STOCKS (Cost $1,747,225,028)		1,772,533,916
RIGHTS - 0.21%
Casa Ley CVR, Expires 01/30/2018(b)(d)(e)	6,223,326	2,722,705
Chelsea Therapeutics CVR, Expires 03/31/2018(b)(d)(e)	2,389,273	—
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(b)(d)(e)	119,343	—
Media General, Inc. CVR(b)(d)(e)	613,589	1,224,110
PDC CVR, Expires 06/30/2017(b)(d)(e)	6,223,326	—
TOTAL RIGHTS (Cost $6,513,955)		3,946,815

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(b) - 0.03%
Call Options Purchased - 0.00%(f)
NXP Semiconductors N.V.:
	10/2017	$110.00	31	$11,315
	12/2017	110.00	54	24,570
TOTAL CALL OPTIONS PURCHASED (Cost $13,424)				35,885
Put Options Purchased - 0.03%
Becton Dickinson and Co.	09/2017	175.00	56	14,420
Cabela's, Inc.	09/2017	45.00	500	92,500
Canadian Imperial Bank of Commerce	06/2017	75.00	388	14,550
Mead Johnson Nutrition Co.	08/2017	77.50	1,184	27,824

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(b) - 0.03% (Continued)
Put Options Purchased - 0.03% (Continued)
Monsanto Co.	01/2018	$105.00	794	$249,316
Noble Energy, Inc.	06/2017	30.00	1,240	192,200
TOTAL PUT OPTIONS PURCHASED (Cost $637,449)				590,810
TOTAL PURCHASED OPTIONS (Cost $650,873)				626,695

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 7.78%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	0.683	%(g)	145,369,122	$145,369,122
TOTAL SHORT-TERM INVESTMENTS (Cost $145,369,122)				145,369,122
Total Investments - 102.84% (Cost $1,899,758,978)				1,922,476,548
Liabilities in Excess of Other Assets - (2.84)%(h)				(53,118,197)
NET ASSETS - 100.00%				$1,869,358,351

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2017, the aggregate market value of those securities was $661,337,003, representing 35.38% of net assets.

(b)  Non-income-producing security.

(c)  Underlying security for a written/purchased call/put option.

(d)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2017, the total market value of these securities was $43,929,574, representing 2.35% of net assets.

(e)  Security considered illiquid. On May 31, 2017, the total market value of these securities was $43,929,574, representing 2.35% of net assets.

(f)  Less than 0.005% of net assets.

(g)  Rate shown is the 7-day effective yield as of May 31, 2017.

(h)  Includes cash which is being held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2017 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/14/2017	Air Methods Corp.	$21,665,336	$21,650,790	1.16%
01/30/2015	Casa Ley CVR	6,316,053	2,722,705	0.15
06/24/2014	Chelsea Therapeutics CVR	—	—	0.00
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	—	—	0.00
01/18/2017	Media General, Inc. CVR	—	1,224,110	0.06
01/30/2015	PDC CVR	197,902	—	0.00
11/29/2016	Starz	17,703,490	18,331,969	0.98
			$43,929,574	2.35%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (15.20%)
Agriculture - (1.10%)
British American Tobacco Plc, Sponsored ADR	(284,221)	$(20,498,019)
Apparel - (0.17%)
Hermes International	(6,582)	(3,252,940)
Banks - (2.68%)
Canadian Imperial Bank of Commerce	(443,714)	(34,640,752)
Pacific Continental Corp.	(171,379)	(4,035,975)
Pinnacle Financial Partners, Inc.	(99,364)	(5,976,745)
Simmons First National Corp., Class A	(58,151)	(2,951,163)
South State Corp.	(30,425)	(2,528,318)
		(50,132,953)
Chemicals - (0.21%)
Rayonier Advanced Materials, Inc.	(130,632)	(2,271,690)
Sherwin-Williams Co.	(4,906)	(1,627,664)
		(3,899,354)
Food - (0.41%)
Tesco Plc	(3,250,095)	(7,692,597)
Gas - (0.96%)
WGL Holdings, Inc.	(216,101)	(17,880,197)
Healthcare - Products - (0.94%)
Becton Dickinson and Co.	(93,366)	(17,667,648)
Insurance - (2.34%)
Fairfax Financial Holdings Ltd.	(99,853)	(43,810,841)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (15.20%) (Continued)
Internet - (0.76%)
Liberty Ventures, Series A	(263,441)	$(14,196,835)
Oil & Gas - (0.32%)
Alon USA Energy, Inc.	(482,200)	(5,955,170)
Pharmaceuticals - (0.18%)
Idorsia Ltd.	(410,549)	(3,285,070)
Pipelines - (0.22%)
Pembina Pipeline Corp.	(126,880)	(4,054,787)
Real Estate Investment Trusts - (0.67%)
RLJ Lodging Trust	(611,579)	(12,445,633)
Retail - (0.40%)
Cabela's, Inc.	(140,000)	(7,396,200)
Savings & Loans - (1.39%)
Sterling Bancorp	(1,212,762)	(26,013,745)
Semiconductors - (0.85%)
Veeco Instruments, Inc.	(369,412)	(11,618,007)
Xcerra Corp.	(449,639)	(4,365,995)
		(15,984,002)
Telecommunications - (1.60%)
AT&T, Inc.	(358,817)	(13,825,219)
CenturyLink, Inc.	(646,721)	(16,135,690)
		(29,960,909)
TOTAL COMMON STOCKS (Proceeds $289,417,832)		(284,126,900)
EXCHANGE-TRADED FUNDS - (0.68%)
Equity Funds - (0.68%)
SPDR® S&P® Oil & Gas Exploration & Production ETF	(139,523)	(4,544,264)
Utilities Select Sector SPDR® Fund	(151,865)	(8,176,412)
		(12,720,676)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $13,189,363)		(12,720,676)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
RIGHTS - 0.00%
Chelsea Therapeutics CVR, Expires 03/31/2018(a)	(1,100)	$—
TOTAL RIGHTS (Proceeds $0)		—
TOTAL SECURITIES SOLD SHORT (Proceeds $302,607,195)		$(296,847,576)

Portfolio Footnotes

(a)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2017, the total market value of these securities was $0, representing 0.00% of net assets.

WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
AT&T, Inc.:
	06/2017	$37.00	(1,784)	$(289,900)
	06/2017	38.00	(2,057)	(159,418)
	06/2017	39.00	(273)	(6,006)
Becton Dickinson and Co.	09/2017	185.00	(56)	(49,000)
Cabela's, Inc.	09/2017	55.00	(500)	(156,250)
Canadian Imperial Bank of Commerce	06/2017	80.00	(388)	(17,460)
CenturyLink, Inc.	07/2017	25.00	(338)	(16,900)
Noble Energy, Inc.	06/2017	32.50	(319)	(2,392)
Straight Path Communications, Inc., Class B:
	06/2017	180.00	(1,084)	(168,020)
	06/2017	185.00	(75)	(18,000)
Time Warner, Inc.:
	06/2017	97.50	(1,545)	(366,165)
	06/2017	98.00	(211)	(41,039)
	06/2017	98.50	(305)	(44,988)
	06/2017	99.00	(527)	(64,031)
	06/2017	100.00	(399)	(24,538)
Tribune Media Co., Class A	06/2017	40.00	(172)	(13,760)
VCA, Inc.	07/2017	90.00	(176)	(37,840)
TOTAL WRITTEN CALL OPTIONS (Premiums received $1,127,819)				(1,475,707)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Put Options
Cabela's, Inc.	06/2017	$50.00	(50)	$(2,500)
Time Warner, Inc.:
	06/2017	97.50	(472)	(14,632)
	06/2017	98.00	(650)	(26,325)
TOTAL WRITTEN PUT OPTIONS (Premiums received $125,856)				(43,457)
TOTAL WRITTEN OPTIONS (Premiums received $1,253,675)				$(1,519,164)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Punch Taverns Plc	Paid 1 Month- LIBOR plus 45 bps	02/28/2018	$(875,000)	$—
Goldman Sachs & Co.	Sky Plc	Paid 1 Month- LIBOR plus 45 bps	02/28/2018	(7,822,686)	—
Morgan Stanley & Co.	Hermes International	Received 1 Month- EONIA minus 150 bps	05/23/2018	2,624,302	—
Morgan Stanley & Co.	Christian Dior SE	Paid 1 Month- EURIBOR plus 90 bps	05/31/2018	(7,897,486)	—
				$(13,970,870)	$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
AUD	Goldman Sachs	1,610,900	Sale	06/15/2017	$1,196,709	$20,678
CAD	Goldman Sachs	5,829,300	Purchase	06/15/2017	4,316,262	34,698
CAD	Goldman Sachs	106,797,300	Sale	06/15/2017	79,077,263	499,460
CHF	Goldman Sachs	391,100	Purchase	06/15/2017	404,135	10,777
EUR	Goldman Sachs	37,373,800	Purchase	06/15/2017	42,011,477	2,137,241
GBP	Goldman Sachs	9,203,900	Purchase	06/15/2017	11,863,325	402,668
GBP	Goldman Sachs	1,115,900	Sale	06/15/2017	1,438,334	10,311
						$3,115,833

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
AUD	Goldman Sachs	1,610,900	Purchase	06/15/2017	$1,196,710	$(5,602)
CAD	Goldman Sachs	7,535,000	Purchase	06/15/2017	5,579,235	(66,370)
CAD	Goldman Sachs	23,314,600	Sale	06/15/2017	17,263,122	(171,303)
CHF	Goldman Sachs	507,300	Sale	06/15/2017	524,208	(16,165)
EUR	Goldman Sachs	86,736,100	Sale	06/15/2017	97,499,096	(3,124,723)
GBP	Goldman Sachs	16,940,100	Sale	06/15/2017	21,834,864	(1,039,222)
						$(4,423,385)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Switzerland	12.69%
Netherlands	7.28%
Canada	4.80%
Israel	2.78%
France	2.34%
United Kingdom	1.24%
Germany	0.38%
Hong Kong	0.20%
United States	71.13%
Liabilities in Excess of Other Assets	(2.84)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AUD - Australian dollar

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CHF - Swiss franc

CPR - Conditional Prepayment Rate

CVR - Contingent Value Rights

EONIA - Euro OverNight Index Average

ETF - Exchange-Traded Fund

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British pound

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

Ltd. - Limited

MLP - Master Limited Partnership

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes The Arbitrage Fund's investments and derivative financial instruments categorized in the fair value disclosure hierarchy as of May 31, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Advertising	$34,126,894	$—	$—	$34,126,894
Agriculture	36,333,023	—	—	36,333,023
Apparel	9,789,411	—	—	9,789,411
Auto Parts & Equipment	51,953,660	—	—	51,953,660
Banks	79,533,874	—	—	79,533,874
Chemicals	89,837,288	—	—	89,837,288
Commercial Services	24,545,227	—	—	24,545,227
Computers & Computer Services	72,325,672	—	—	72,325,672
Diversified Financial Services	66,922,249	—	—	66,922,249
Electric	46,214,283	—	—	46,214,283
Electrical Components & Equipment	14,118,672	—	—	14,118,672
Food	9,702,945	—	—	9,702,945
Food Service	46,314,527	—	—	46,314,527
Forest Products & Paper	5,115,426	—	—	5,115,426
Gas	4,454,677	—	—	4,454,677
Healthcare - Products	73,763,649	—	—	73,763,649
Healthcare - Services	—	—	21,650,790	21,650,790
Insurance	133,407,565	—	—	133,407,565
Internet	3,783,130	—	—	3,783,130
Leisure Time	4,742,000	—	—	4,742,000
Media	82,939,755	—	18,331,969	101,271,724
Oil & Gas	17,799,757	—	—	17,799,757
Packaging & Containers	40,705,812	—	—	40,705,812
Pharmaceuticals	243,363,062	—	—	243,363,062
Pipelines	5,436,577	—	—	5,436,577
Real Estate Investment Trusts	12,111,944	—	—	12,111,944
Retail	181,115,017	—	—	181,115,017
Savings & Loans	73,207,957	—	—	73,207,957
Semiconductors	124,322,232	—	—	124,322,232
Software	64,803,322	—	—	64,803,322
Telecommunications	79,761,550	—	—	79,761,550
Rights	—	1,224,110	2,722,705	3,946,815
Purchased Options	626,695	—	—	626,695
Short-Term Investments	145,369,122	—	—	145,369,122
TOTAL	$1,878,546,974	$1,224,110	$42,705,464	$1,922,476,548

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$3,115,833	$—	$3,115,833
Liabilities
Common Stocks	(280,841,830)	(3,285,070)	—	(284,126,900)
Exchange-Traded Funds	(12,720,676)	—	—	(12,720,676)
Written Options	(1,519,164)	—	—	(1,519,164)
Forward Foreign Currency Exchange Contracts	—	(4,423,385)	—	(4,423,385)
TOTAL	$(295,081,670)	$(4,592,622)	$—	$(299,674,292)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended May 31, 2017:

Investments in Securities	Balance as of May 31, 2016	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Appreciation (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Common Stocks	$—	$4,243,973	$613,932	$152,666,286	$(117,541,432)	$—	$—	$39,982,759	$613,932
Rights	2,853,976	—	(25,474)	—	(105,797)	—	—	2,722,705	(25,474)
Total	$2,853,976	$4,243,973	$588,458	$152,666,286	$(117,647,229)	$—	$—	$42,705,464	$588,458
Other Financial Instruments	Balance as of May 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Appreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Rights	$(65)	$—	$65	$—	$—	$—	$—	$—	$65
Total	$(65)	$—	$65	$—	$—	$—	$—	$—	$65

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2017:

Investments in Securities	Fair Value at May 31, 2017	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$39,982,759	Deal Value	Final determination on Dissent	$10.75-$35.16	$21.94
Rights	$2,722,705	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%-83%	10%, 83%
Rights (Short)	$—	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%	10%, 0%

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Manager Commentary

May 31, 2017 (Unaudited)

Arbitrage Event-Driven Fund | Tickers: AEDNX, AEDFX, AEFCX, AGEAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital growth by investing in credit and equity securities involved in specific corporate events, with a focus on low volatility and low correlation relative to the broader capital markets.

Investment Strategy

The Fund's investment process follows a disciplined, fundamental approach that values downside protection while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructurings, refinancings, recapitalizations, spin-offs, litigation, regulatory changes, and bankruptcy. We analyze these events through three core approaches: merger arbitrage, equity special situations, and credit opportunities. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark, and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven strategy. This process and approach has been an integral part of the culture at Water Island Capital since the firm's inception.

Fiscal Year Highlights

Arbitrage Event-Driven (AEDNX) returned 4.31% for fiscal year 2017. All three sub-strategy sleeves of the Fund – merger arbitrage, equity special situations, and credit opportunities – contributed to returns, with the merger arbitrage sleeve being the largest contributor. Returns were driven largely in the Americas region, with the European region also contributing nicely. The Fund's top-performing sectors were health care and financials. Conversely, the energy sector detracted slightly from returns during the period.

The Fund's largest contributor over the year was the proposed merger between Qualcomm and NXP Semiconductors (NXPI). In October 2016, Qualcomm – a US telecommunications equipment provider – entered into a definitive agreement to acquire NXP Semiconductors – a Netherlands-based provider of mixed-signal semiconductor solutions – for $47 billion. NXPI shareholders and the investment community more broadly viewed Qualcomm's offer as underwhelming at the time the deal was announced and the semiconductor index has appreciated significantly since then. Given the fact that shareholders believe NXPI could trade above Qualcomm's offer on its own, NXPI has traded very tight to the current offer. Additionally, news in late May of 2017 that Elliott Management had taken a stake in NXPI stock and could agitate for a higher bid has also placed further attention on the potential for upside in NXPI. We continue to expect shares of NXPI to trade toward the offer price as we move closer to the expected Q4 2017 close.

The Fund's second-best performing position was our equity special situations investment in a Hewlett Packard Enterprise Co (HPE) re-rating opportunity. Hewlett Packard has undergone a massive transformation over the past three years, starting with the company's split into two entities: HP and Hewlett Packard Enterprise. HPE has undertaken further corporate actions, including a spin/merge of its enterprise services business to Computer Sciences Corporation (CSC). After announcing disappointing fiscal Q1 earnings at the end of February 2017, we added to our existing position in HPE on a belief that issues facing the company were temporary in nature, and the discount at which the "RemainCo" HPE (i.e., the portion of HPE that will be left after the company completes its announced spin-offs of multiple divisions) traded versus peers was still

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The Arbitrage Event-Driven Fund  Manager Commentary (continued)

May 31, 2017 (Unaudited)

too wide. Our conviction in adding to this position was enhanced by the fact that one of two announced spin/merge transactions was set to complete on March 31, 2017. Our positioning was rewarded as the completion of HPE's spin/merge of their enterprise services business to Computer Sciences Corporation – now DXC Technology Co (DXC) – helped investors re-focus on the valuation discount at which HPE's RemainCo trades, as well as the earnings power of this slimmed down company expected in Fiscal 2018. We fully monetized this position ahead of HPE's fiscal Q2 earnings report as the valuation discount narrowed versus peers. Recently, we re-established a long position in HPE after shares retreated post their fiscal Q2 report. We see a similar opportunity now, as we did in February, to own shares given the expected completion of their software business spin/merge to MicroFocus International (MCRO LN) in late August 2017. This spin/merge transaction will be the final corporate action in HPE's long transformation, and we continue to believe the valuation discount versus peers will fully close after this transaction completes.

The top detractor during the period was the Fund's equity special situations investment in Time Inc. In November 2016, press reports suggested Time had rejected an acquisition offer from Edgar Bronfman, Jr. worth approximately $18/share. With an activist shareholder lurking and reports in January that Meredith Corp (MDP) had approached Time, we established a core position in January 2017 believing a sale would be forthcoming given the strategic interest. Despite what appeared to be significant interest in the sale process, in April Time announced it would proceed with its own strategic plan instead of pursuing a sale. We continue to hold a position in Time as we believe the market is undervaluing the company's digital assets and the potential for MDP to return remains possible. That said, the catalyst is no longer near-term dated and is less definitive in nature, thus we are managing the investment as a non-core position.

The Fund's second-worst performer for the year was Noble Energy's acquisition of Clayton Williams. In January 2017, Noble Energy (NBL) – a US upstream oil and gas company – entered into a definitive agreement to acquire Clayton Williams (CWEI) – a US oil and gas producer – for $3.1 billion. The consideration being paid to CWEI shareholders was a combination of cash and stock, subject to proration. There were two large holders, each with 35% of shares: Clayton Williams, Jr. and Ares Management LLC, both with very low cost bases. As such, we believed it was a reasonable expectation that both of these large holders would elect to receive stock for the tax-free roll, regardless of whatever combination the higher valued election turned out to be. However, the two large shareholders ultimately elected to take the higher valued cash consideration, irrespective of any adverse tax implications. The election outcome resulted in an allocation of considerably more NBL shares to the fund than the investment team had anticipated. As the team worked to sell the NBL position, oil prices and NBL shares came under pressure, creating a loss for the Fund in Q2.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio Information

May 31, 2017 (Unaudited)

Performance (annualized returns as of May 31, 2017)

	One Year	Five Year	Since Inception*
Arbitrage Event-Driven Fund, Class R	4.01%	0.67%	1.29%
Arbitrage Event-Driven Fund, Class I	4.31%	0.93%	1.55%
Arbitrage Event-Driven Fund, Class C**	3.14%	-0.01%	-0.01%
Arbitrage Event-Driven Fund, Class A***	4.12%	N/A	0.19%
Bloomberg Barclays U.S. Aggregate Bond Index	1.58%	2.24%	2.99%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.44%	0.16%	0.14%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/10; Class C inception: 6/1/12; Class A inception: 6/1/13. Since Inception Returns for securities indices are for the inception date of Class R and Class I shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 2.64%, 2.39%, 3.39% and 2.64%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44%, 2.44% and 1.69% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2018. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio Information (continued)

May 31, 2017 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Event-Driven Fund's investments as of the report date.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments

May 31, 2017

	Shares	Value
COMMON STOCKS - 75.90%
Auto Parts & Equipment - 3.41%
Federal-Mogul Holdings Corp.(a)(b)(c)	73,488	$734,880
Mobileye N.V.(a)(d)	65,811	4,073,701
		4,808,581
Banks - 2.61%
PrivateBancorp, Inc.	61,662	3,674,439
Chemicals - 8.74%
Air Products & Chemicals, Inc.(d)	7,676	1,105,805
Ashland Global Holdings, Inc.(d)	37,006	2,462,379
Clariant AG(a)	49,458	1,035,067
Huntsman Corp.(d)	45,089	1,077,627
Monsanto Co.(d)(e)	6,398	751,253
Valspar Corp.(d)	52,059	5,882,146
		12,314,277
Commercial Services - 0.14%
MacDonald Dettwiler & Associates Ltd.	4,336	201,256
Computers & Computer Services - 1.27%
Conduent, Inc.(a)(d)(e)	104,567	1,715,945
International Business Machines Corp.	510	77,841
		1,793,786
Diversified Financial Services - 5.92%
CIT Group, Inc.(b)(e)	109,459	5,114,494
Fortress Investment Group LLC, Class A MLP(d)	344,453	2,741,846
Virtu Financial, Inc., Class A(d)	29,538	481,469
		8,337,809
Electric - 2.48%
Westar Energy, Inc.(d)	66,119	3,501,001
Healthcare - Products - 3.98%
CR Bard, Inc.(d)	14,853	4,566,258
Varex Imaging Corp.(a)	30,272	1,039,843
		5,606,101
Healthcare - Services - 1.97%
Aetna, Inc.	7,380	1,069,067
Air Methods Corp.(a)(b)(c)	158,779	1,706,874
		2,775,941

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 75.90% (Continued)
Insurance - 3.65%
Allied World Assurance Co. Holdings AG(d)	70,290	$3,695,145
Fidelity & Guaranty Life(d)	46,806	1,443,965
		5,139,110
Internet - 1.98%
Alibaba Group Holding Ltd., Sponsored ADR(a)(e)	15,952	1,953,482
Pandora Media, Inc.(a)(d)	93,962	836,262
		2,789,744
Lodging - 1.88%
La Quinta Holdings, Inc.(a)(d)	83,364	1,155,425
Wyndham Worldwide Corp.	14,779	1,492,531
		2,647,956
Media - 9.45%
Comcast Corp., Class A	11,626	484,688
Meredith Corp.	4,400	238,040
Sky Plc(a)(d)	42,333	540,531
Starz, Class A(a)(b)(c)	45,487	1,599,173
TEGNA, Inc.(d)	152,213	3,613,536
Time Warner, Inc.(d)(e)	57,688	5,739,379
Time, Inc.(d)(e)	88,750	1,109,375
		13,324,722
Oil & Gas - 0.63%
Ensco Plc, Class A	99,818	622,864
Noble Energy, Inc.(e)	9,437	270,748
		893,612
Pharmaceuticals - 10.52%
Actelion Ltd.(a)(d)	36,181	10,384,924
Bayer AG	3,544	470,174
Mead Johnson Nutrition Co.(d)(e)	44,347	3,965,509
		14,820,607
Retail - 5.59%
Kate Spade & Co.(a)(d)(e)	154,612	2,847,953
Panera Bread Co., Class A(a)(d)	16,001	5,032,155
		7,880,108

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 75.90% (Continued)
Semiconductors - 6.22%
Intel Corp.	2,421	$87,422
NXP Semiconductors N.V.(a)(d)(e)	78,959	8,677,594
		8,765,016
Software - 3.48%
CA, Inc.	2,351	74,691
DH Corp.(d)	252,119	4,744,320
Oracle Corp.	2,002	90,871
		4,909,882
Telecommunications - 0.40%
DigitalGlobe, Inc.(a)	17,923	558,302
Transportation - 1.58%
Knight Transportation, Inc.(d)	31,787	1,060,096
Norfolk Southern Corp.(d)	9,360	1,160,921
		2,221,017
TOTAL COMMON STOCKS (Cost $104,923,433)		106,963,267
EXCHANGE-TRADED FUNDS - 0.74%
Equity Funds - 0.74%
Consumer Staples Select Sector SPDR® Fund	6,563	371,728
Technology Select Sector SPDR® Fund	11,985	677,512
		1,049,240
TOTAL EXCHANGE-TRADED FUNDS (Cost $978,404)		1,049,240
RIGHTS - 0.28%
Casa Ley CVR, Expires 01/30/2018(a)(b)(c)	891,084	389,849
Chelsea Therapeutics CVR, Expires 03/31/2018(a)(b)(c)	434,520	—
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(a)(b)(c)	34,500	—
PDC CVR, Expires 06/30/2017(a)(b)(c)	891,084	—
TOTAL RIGHTS (Cost $932,698)		389,849

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 14.71%
Computers & Computer Services - 1.17%
NeuStar, Inc.	01/15/2023	4.500%	$1,603,000	$1,645,079
Diversified Financial Services - 0.46%
Remote Escrow Finance Vehicle LLC(f)	06/01/2022	10.500%	627,000	652,080
Food Service - 0.95%
AdvancePierre Foods Holdings, Inc.(f)	12/15/2024	5.500%	1,181,000	1,331,577
Forest Products & Paper - 0.75%
Tembec Industries, Inc.(f)	12/15/2019	9.000%	1,014,000	1,060,898
Home Builders - 0.48%
WCI Communities, Inc.	08/15/2021	6.875%	652,000	681,340
Insurance - 2.85%
Ambac Assurance Corp.(f)	06/07/2020	5.100%	3,274,409	4,011,151
Oil & Gas - 0.90%
Atwood Oceanics, Inc.	02/01/2020	6.500%	1,254,000	1,261,838
Pharmaceuticals - 0.86%
Valeant Pharmaceuticals International, Inc.(f)	08/15/2018	6.750%	1,203,000	1,212,774
Retail - 2.52%
Rite Aid Corp.(d)	03/15/2020	9.250%	3,429,000	3,549,461
Telecommunications - 3.77%
Avaya, Inc.(d)(f)(g)	04/01/2019	7.000%	2,887,000	2,360,122
Intelsat Jackson Holdings SA	10/15/2020	7.250%	742,000	669,655
West Corp.(f)	07/15/2022	5.375%	2,246,000	2,286,720
				5,316,497
TOTAL CORPORATE BONDS & NOTES (Cost $20,273,559)				20,722,695

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(a) - 0.07%
Call Options Purchased - 0.04%
Angie's List, Inc.	08/2017	$12.50	484	$48,400
Marriott Vacations Worldwide Corp.:
	06/2017	130.00	24	480
	07/2017	130.00	24	4,500
NXP Semiconductors N.V.:
	10/2017	110.00	2	730
	12/2017	110.00	2	910
Time, Inc.	10/2017	17.50	97	727
TOTAL CALL OPTIONS PURCHASED (Cost $28,382)				55,747
Put Options Purchased - 0.03%
Alibaba Group Holding Ltd., Sponsored ADR	06/2017	115.00	67	3,685
Becton Dickinson and Co.	09/2017	175.00	4	1,030
Canadian Imperial Bank of Commerce	06/2017	75.00	22	825
CIT Group, Inc.	06/2017	45.00	190	13,965
Kate Spade & Co.	06/2017	15.00	196	490
Mead Johnson Nutrition Co.	08/2017	77.50	99	2,327
Monsanto Co.	01/2018	105.00	60	18,840
Noble Energy, Inc.	06/2017	30.00	47	7,285
TOTAL PUT OPTIONS PURCHASED (Cost $67,117)				48,447
TOTAL PURCHASED OPTIONS (Cost $95,499)				104,194

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 10.64%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	0.683	%(h)	14,988,031	$14,988,031
Time Deposit
State Street Bank Time Deposit			8,472	8,472
TOTAL SHORT-TERM INVESTMENTS (Cost $14,996,503)				14,996,503
Total Investments - 102.34% (Cost $142,200,096)				144,225,748
Liabilities in Excess of Other Assets - (2.34)%(i)				(3,299,355)
NET ASSETS - 100.00%				$140,926,393

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2017, the total market value of these securities was $9,545,270, representing 6.77% of net assets.

(c)  Security considered illiquid. On May 31, 2017, the total market value of these securities was $4,430,776, representing 3.14% of net assets.

(d)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2017, the aggregate market value of those securities was $63,102,235, representing 44.78% of net assets.

(e)  Underlying security for a written/purchased call/put option.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2017, these securities had a total value of $12,915,322 or 9.16% of net assets.

(g)  Security in default on interest payments.

(h)  Rate shown is the 7-day effective yield as of May 31, 2017.

(i)  Includes cash which is being held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2017 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/06/2017	Air Methods Corp.	$1,695,010	$1,706,874	1.21%
01/30/2015	Casa Ley CVR	904,361	389,849	0.28
06/24/2014	Chelsea Therapeutics CVR	—	—	0.00
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	—	—	0.00
01/18/2017	Federal-Mogul Holdings Corp.	736,294	734,880	0.52
01/30/2015	PDC CVR	28,337	—	0.00
11/29/2016	Starz	1,544,347	1,599,173	1.13
			$4,430,776	3.14%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.40%)
Banks - (2.46%)
Canadian Imperial Bank of Commerce	(25,737)	$(2,009,288)
Citizens Financial Group, Inc.	(10,274)	(350,343)
Fifth Third Bancorp	(15,430)	(366,308)
KeyCorp	(20,664)	(361,000)
M&T Bank Corp.	(2,436)	(381,161)
		(3,468,100)
Biotechnology - (0.45%)
Cambrex Corp.	(11,842)	(637,100)
Chemicals - (2.84%)
Chemours Co.	(3,326)	(133,007)
Eastman Chemical Co.	(9,999)	(801,020)
International Flavors & Fragrances, Inc.	(5,018)	(691,932)
Olin Corp.	(17,772)	(521,430)
Sensient Technologies Corp.	(8,356)	(670,903)
Sherwin-Williams Co.	(497)	(164,890)
Tronox Ltd., Class A	(7,782)	(118,286)
Versum Materials, Inc.	(29,015)	(900,626)
		(4,002,094)
Commercial Services - (0.06%)
CDK Global, Inc.	(1,385)	(85,122)
Computers & Computer Services - (1.67%)
CGI Group, Inc., Class A	(9,411)	(466,786)
Convergys Corp.	(9,411)	(228,781)
DXC Technology Co.	(6,652)	(515,663)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.40%) (Continued)
Computers & Computer Services - (1.67%) (Continued)
Genpact Ltd.	(16,731)	$(457,091)
Infosys Ltd., Sponsored ADR	(29,279)	(442,113)
Sykes Enterprises, Inc.	(7,320)	(243,975)
		(2,354,409)
Entertainment - (0.34%)
Marriott Vacations Worldwide Corp.	(4,103)	(478,082)
Food - (0.37%)
Conagra Brands, Inc.	(13,375)	(515,472)
Healthcare - Products - (0.96%)
Becton Dickinson and Co.	(7,121)	(1,347,507)
Healthcare - Services - (0.58%)
Anthem, Inc.	(1,127)	(205,509)
UnitedHealth Group, Inc.	(3,469)	(607,699)
		(813,208)
Insurance - (0.99%)
Ambac Financial Group, Inc.	(2,223)	(36,724)
Fairfax Financial Holdings Ltd.	(3,090)	(1,355,748)
		(1,392,472)
Internet - (4.03%)
Angie's List, Inc.	(92,100)	(1,108,884)
Cars.com, Inc.	(33,826)	(865,607)
New Media Investment Group, Inc.	(14,345)	(185,481)
Symantec Corp.	(17,937)	(543,671)
Yahoo!, Inc.	(59,234)	(2,980,655)
		(5,684,298)
Lodging - (0.44%)
Choice Hotels International, Inc.	(2,987)	(194,006)
Hilton Worldwide Holdings, Inc.	(3,232)	(214,831)
Marriott International, Inc., Class A	(2,005)	(215,838)
		(624,675)
Media - (2.19%)
Charter Communications, Inc., Class A	(1,663)	(574,650)
Gannett Co., Inc.	(22,985)	(180,432)
Meredith Corp.	(4,157)	(224,894)
New York Times Co., Class A	(17,524)	(308,422)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.40%) (Continued)
Media - (2.19%) (Continued)
News Corp., Class B	(18,583)	$(254,587)
Nexstar Media Group, Inc., Class A	(13,494)	(771,857)
Sinclair Broadcast Group, Inc., Class A	(23,624)	(765,417)
		(3,080,259)
Miscellaneous Manufacturing - (0.38%)
Hexcel Corp.	(10,519)	(540,992)
Oil & Gas - (0.44%)
Atwood Oceanics, Inc.	(62,367)	(626,165)
Pharmaceuticals - (0.48%)
Idorsia Ltd.	(36,181)	(289,508)
Merck KGaA	(3,143)	(379,372)
		(668,880)
Real Estate Investment Trusts - (0.57%)
Hospitality Properties Trust	(4,781)	(138,266)
Host Hotels & Resorts, Inc.	(7,996)	(143,848)
LaSalle Hotel Properties	(5,120)	(145,664)
Quality Care Properties, Inc.	(13,330)	(225,544)
Sunstone Hotel Investors, Inc.	(9,697)	(151,370)
		(804,692)
Retail - (0.26%)
AutoNation, Inc.	(2,170)	(85,758)
CarMax, Inc.	(1,460)	(91,732)
CVS Health Corp.	(2,464)	(189,309)
		(366,799)
Semiconductors - (0.23%)
Xcerra Corp.	(34,028)	(330,412)
Telecommunications - (1.63%)
AT&T, Inc.	(27,856)	(1,073,292)
LogMeIn, Inc.	(11,071)	(1,228,881)
		(2,302,173)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.40%) (Continued)
Transportation - (1.84%)
CH Robinson Worldwide, Inc.	(2,920)	$(195,669)
CSX Corp.	(27,983)	(1,515,839)
Heartland Express, Inc.	(11,319)	(220,155)
JB Hunt Transport Services, Inc.	(2,440)	(208,327)
Landstar System, Inc.	(2,600)	(217,230)
Werner Enterprises, Inc.	(8,479)	(231,053)
		(2,588,273)
Trucking & Leasing - (0.19%)
GATX Corp.	(2,210)	(131,451)
Greenbrier Cos., Inc.	(3,024)	(133,812)
		(265,263)
TOTAL COMMON STOCKS (Proceeds $32,584,719)		(32,976,447)
EXCHANGE-TRADED FUNDS - (1.87%)
Equity Funds - (1.87%)
First Trust Dow Jones Internet Index Fund	(925)	(87,588)
Materials Select Sector SPDR® Fund	(33,225)	(1,763,583)
SPDR® S&P® Oil & Gas Exploration & Production ETF	(5,268)	(171,579)
Utilities Select Sector SPDR® Fund	(11,505)	(619,429)
		(2,642,179)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,548,029)		(2,642,179)
RIGHTS - 0.00%
Chelsea Therapeutics CVR, Expires 03/31/2018	(200)	—
TOTAL RIGHTS (Proceeds $0)		—

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (0.18%)
Telecommunications - (0.18%)
Intelsat Luxembourg SA	06/01/2021	7.750%	$(442,000)	$(246,415)
TOTAL CORPORATE BONDS (Proceeds $236,770)				(246,415)
TOTAL SECURITIES SOLD SHORT (Proceeds $35,369,518)				$(35,865,041)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
AT&T, Inc.:
	06/2017	$37.00	(142)	$(23,075)
	06/2017	38.00	(161)	(12,478)
	06/2017	39.00	(19)	(418)
Becton Dickinson and Co.	09/2017	185.00	(4)	(3,500)
Canadian Imperial Bank of Commerce	06/2017	80.00	(22)	(990)
CIT Group, Inc.	06/2017	47.00	(190)	(3,135)
Conduent, Inc.	06/2017	17.50	(96)	(1,440)
Noble Energy, Inc.	06/2017	32.50	(12)	(90)
Time Warner, Inc.:
	06/2017	97.50	(162)	(38,394)
	06/2017	98.00	(15)	(2,917)
	06/2017	98.50	(21)	(3,097)
	06/2017	99.00	(35)	(4,253)
	06/2017	100.00	(34)	(2,091)
TOTAL WRITTEN CALL OPTIONS (Premiums received $70,485)				(95,878)
Written Put Options
DXC Technology Co.	06/2017	72.50	(33)	(908)
Time Warner, Inc.:
	06/2017	97.50	(63)	(1,953)
	06/2017	98.00	(150)	(6,075)
TOTAL WRITTEN PUT OPTIONS (Premiums received $23,001)				(8,936)
TOTAL WRITTEN OPTIONS (Premiums received $93,486)				$(104,814)
EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Sky Plc	Paid 1 Month- LIBOR plus 45 bps	02/28/2018	$(546,626)	$—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
CAD	Goldman Sachs	1,809,700	Purchase	06/15/2017	$1,339,979	$16,352
CAD	Goldman Sachs	7,445,500	Sale	06/15/2017	5,512,964	38,910
CHF	Goldman Sachs	39,500	Purchase	06/15/2017	40,815	957
EUR	Goldman Sachs	2,118,900	Purchase	06/15/2017	2,381,831	77,300
						$133,519
Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
CAD	Goldman Sachs	1,139,000	Sale	06/15/2017	$843,364	$(38)
CHF	Goldman Sachs	836,300	Sale	06/15/2017	864,175	(6,847)
EUR	Goldman Sachs	16,000	Purchase	06/15/2017	17,986	(12)
EUR	Goldman Sachs	2,215,700	Sale	06/15/2017	2,490,642	(101,128)
GBP	Goldman Sachs	455,100	Sale	06/15/2017	586,599	(29,202)
						$(137,227)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Switzerland	10.72%
Netherlands	6.16%
Canada	4.26%
Israel	2.89%
China	1.39%
United Kingdom	0.82%
Luxembourg	0.48%
Germany	0.33%
United States	75.29%
Liabilities in Excess of Other Assets	(2.34)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CHF - Swiss franc
See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

CPR - Conditional Prepayment Rate

CVR - Contingent Value Rights

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

KGaA - Kommanditgesellschaft Auf Aktien is a German corporate designation that refers to a limited partnership.

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

MLP - Master Limited Partnership

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes The Arbitrage Event-Driven Fund's investments and derivative financial instruments categorized in the fair value disclosure hierarchy as of May 31, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$4,073,701	$—	$734,880	$4,808,581
Banks	3,674,439	—	—	3,674,439
Chemicals	12,314,277	—	—	12,314,277
Commercial Services	201,256	—	—	201,256
Computers & Computer Services	1,793,786	—	—	1,793,786
Diversified Financial Services	3,223,315	5,114,494	—	8,337,809
Electric	3,501,001	—	—	3,501,001
Healthcare - Products	5,606,101	—	—	5,606,101
Healthcare - Services	1,069,067	—	1,706,874	2,775,941
Insurance	5,139,110	—	—	5,139,110
Internet	2,789,744	—	—	2,789,744
Lodging	2,647,956	—	—	2,647,956
Media	11,725,549	—	1,599,173	13,324,722
Oil & Gas	893,612	—	—	893,612
Pharmaceuticals	14,820,607	—	—	14,820,607
Retail	7,880,108	—	—	7,880,108
Semiconductors	8,765,016	—	—	8,765,016
Software	4,909,882	—	—	4,909,882
Telecommunications	558,302	—	—	558,302
Transportation	2,221,017	—	—	2,221,017
Exchange-Traded Funds	1,049,240	—	—	1,049,240
Rights	—	—	389,849	389,849
Corporate Bonds**	—	20,722,695	—	20,722,695
Purchased Options	104,194	—	—	104,194
Short-Term Investments	14,996,503	—	—	14,996,503
TOTAL	$113,957,783	$25,837,189	$4,430,776	$144,225,748

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$133,519	$—	$133,519
Liabilities
Common Stocks	(32,686,939)	(289,508)	—	(32,976,447)
Exchange-Traded Funds	(2,642,179)	—	—	(2,642,179)
Corporate Bonds**	—	(246,415)	—	(246,415)
Written Options	(104,814)	—	—	(104,814)
Forward Foreign Currency Exchange Contracts	—	(137,227)	—	(137,227)
TOTAL	$(35,433,932)	$(539,631)	$0	$(35,973,563)

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2017:

Investments in Securities	Balance as of May 31, 2016	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Appreciation (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Common Stock	$—	$65,274	$9,096,877	$(5,121,224)	$—	$—	$4,040,927	$65,274
Rights	409,795	(4,797)	—	(15,149)	—	—	389,849	(4,797)
Total	$409,795	$60,477	$9,096,877	$(5,136,373)	$—	$—	$4,430,776	$60,477
Other Financial Instruments	Balance as of May 31, 2016	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Appreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Rights	$(12)	$12	$—	$—	$—	$—	$—	$12
Total	$(12)	$12	$—	$—	$—	$—	$—	$12

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2017:

Investments in Securities	Fair Value at May 31, 2017	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$4,040,927	Deal Value	Final determination on Dissent	$10-$35.16	$20.27
Rights	$389,849	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%-83%	10%, 83%
Rights (Short)	$—	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%	10%, 0%

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Manager Commentary

May 31, 2017 (Unaudited)

Arbitrage Credit Opportunities Fund | Tickers: ACFIX, ARCFX, ARCCX, AGCAX

The Fund's Goal and Main Investments

The Fund seeks to provide current income and capital growth by focusing on company-specific catalysts and events in order to generate returns that are more correlated to the outcomes and timelines of those events, rather than on overall market direction or changes in interest rates.

Investment Strategy

The Fund employs a fundamentally driven strategy combined with quantitative security analysis. The investment team screens catalyst-driven investments such as mergers, acquisitions, asset sales, spin-offs, refinancings, recapitalizations, corporate reorganizations, litigation, and regulatory changes. From this universe the team selects investments based on factors such as risk/reward profile, potential downside, and security liquidity. The team generates returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital's broader event-driven style.

Fiscal Year Highlights

Arbitrage Credit Opportunities (ACFIX) returned 2.78% for fiscal year 2017. The Fund's returns were driven primarily from the Americas, with the information technology and consumer staples sectors contributing the most to returns. No sectors detracted from returns over the period, although the Fund's broad market hedges – which are designed to mitigate market risk in the portfolio and potentially lower volatility and drawdowns – did detract from returns.

The top contributor in the Fund during the period was our investment in Ambac Surplus Notes. Ambac is a monoline insurer that guarantees debt obligations such as municipal securities and asset-backed securities. During the financial crisis, Ambac recognized significant losses related to its asset-backed securities and credit default swap exposure. These events prompted the company to issue freely-tradable surplus notes to policyholders, in lieu of making cash payments for losses incurred by the policyholders under their guarantee policies. We have invested in the surplus notes over a multi-year period with the expectation that these instruments, which trade at a significant discount to accreted value, would be repaid sooner than their stated maturity in 2021. During Q2 2017, prices of surplus notes rose following news that Ambac and the Wisconsin Regulator were in advanced discussions with creditors to address the company's plans to emerge from rehabilitation.

The Fund's second-best performing situation over the year was our investment in Scientific Games. Scientific Games provides services, systems, and products to both the pari-mutuel betting and instant ticket lottery industries. We initiated this position during 2016 as a relative value play with the thesis that the company would de-lever its balance sheet due to improving financial metrics and a keen management focus on paring debt. The position benefited during the past 12 months as the company refinanced its 2018 debt, while improved financial results and strength in gaming machines sales strongly backs management's confidence in its ability to pay down debt from cash flow. We continue to believe company's 10% notes are high on management's focus list due to the high coupon, and we believe that these bonds will be refinanced on or prior to their 2018 call date.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Manager Commentary (continued)

May 31, 2017 (Unaudited)

The Fund's largest detractor over the period was our investment in Neiman Marcus (NMG), a privately-held luxury fashion retailer located in the United States. NMG was hit by a confluence of negative events during 2015 and 2016 amid the global rout in oil prices. The company operates several important stores in Texas and in gateway cities throughout the US whose customers were impacted by lower oil prices and the strong US Dollar. These factors, and a general weakening in retail, led to price declines in the company's bonds during 2016. Based on our analysis of the company and our expected recovery in NMG's business, we initiated a position in mid-2016. Continued negative sentiment toward retailers pressured department store bonds and stocks, while NMG was specifically impacted by news that Hudson's Bay and the company were no longer in discussions related to any near-term corporate actions. NMG bonds declined during the quarter on the news which led to mark-to-market drawdowns for the fund. We continue to believe NMG bonds offer an attractive risk/reward at current levels. Strong liquidity and a long maturity runway give NMG the breathing room to work through the operational challenges on which the market is currently focused. As NMG moves past IT system-transition issues, elevated capex requirements roll off and cash flow improves, we believe the market will re-evaluate bonds based on cash flow and fundamentals (rather than fear and uncertainty). At current levels, the bonds pay 8 points per year in interest and yield approximately 22%. We believe we are well compensated for the risk.

The second-largest detractor in the Fund was our investment in Depomed, a specialty pharmaceutical company focused on products designed to treat pain and other central nervous system conditions. In April 2016, activist hedge fund Starboard Value disclosed a stake in Depomed and threatened a proxy fight for board control, while criticizing the company's takeover defenses after it had fended off a $3 billion hostile bid from Horizon Pharma in 2015. While privately negotiating with Starboard in September 2016, Depomed hired Morgan Stanley to explore a sale of the business – and in October the company entered into a settlement pact with Starboard to add three independent directors to the board. We invested in Depomed bonds with the thesis that there was a strong catalyst in Starboard advocating for a company sale. Lack of progress around a definitive sale and weak earnings caused Depomed bond and equity prices to trade lower. Despite Starboard placing three people on the board and replacing the company's CEO, heightened headline risk around opioid use and prescription methodologies has caused companies in this healthcare niche (including Depomed) to lose favor with investors thereby pushing down securities prices and leading to losses for the Fund.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio Information

May 31, 2017 (Unaudited)

Performance (annualized returns as of May 31, 2017)

	One Year	Since Inception*
Arbitrage Credit Opportunities Fund, Class R	2.58%	2.11%
Arbitrage Credit Opportunities Fund, Class I	2.78%	2.30%
Arbitrage Credit Opportunities Fund, Class C**	1.83%	1.38%
Arbitrage Credit Opportunities Fund, Class A***	2.58%	1.84%
Bloomberg Barclays U.S. Aggregate Bond Index	1.58%	2.05%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.44%	0.16%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 60 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R, Class I and Class C inception: 10/1/12; Class A inception: 6/1/13. The Since Inception Returns for securities indices are for the inception date of Class R, Class I and Class C shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.95%, 1.70%, 2.70% and 1.95%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.50%, 1.25%, 2.25% and 1.50% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2018. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio Information (continued)

May 31, 2017 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Credit Opportunities Fund's investments as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio of Investments

May 31, 2017

	Shares	Value
COMMON STOCKS - 1.25%
Coal - 0.37%
Peabody Energy Corp.(a)(b)	8,696	$211,226
Oil & Gas - 0.88%
Ensco Plc, Class A	80,842	504,454
TOTAL COMMON STOCKS (Cost $866,443)		715,680

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 72.87%
Auto Parts & Equipment - 3.38%
American Axle & Manufacturing, Inc.	10/15/2022	6.625%	$1,875,000	$1,935,937
Chemicals - 1.00%
Ashland LLC	04/15/2018	3.875%	562,000	570,430
Coal - 1.76%
Natural Resource Partners LP / NRP Finance Corp.(c)	10/01/2018	9.125%	994,000	1,008,910
Peabody Energy Corp.(d)(e)(g)	03/15/2022	10.000%	750,000	—
				1,008,910
Computers & Computer Services - 2.20%
NeuStar, Inc.	01/15/2023	4.500%	1,226,000	1,258,183
Diversified Financial Services - 0.70%
Remote Escrow Finance Vehicle LLC(f)	06/01/2022	10.500%	388,000	403,520
Entertainment - 2.24%
Scientific Games International, Inc.	12/01/2022	10.000%	1,177,000	1,281,459
Food - 5.21%
Bumble Bee Holdco., SCA, PIK (10.38% PIK)(f)(g)	03/15/2018	9.625%	250,000	245,000
Bumble Bee Holdings, Inc.(c)(f)(g)	12/15/2017	9.000%	1,807,000	1,807,000
Simmons Foods, Inc.(c)(f)	10/01/2021	7.875%	873,000	929,745
				2,981,745

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 72.87% (Continued)
Food Service - 1.06%
AdvancePierre Foods Holdings, Inc.(f)	12/15/2024	5.500%	$536,000	$604,340
Forest Products & Paper - 1.51%
Tembec Industries, Inc.(f)	12/15/2019	9.000%	826,000	864,203
Healthcare - Services - 0.41%
Kindred Healthcare, Inc.	01/15/2023	8.750%	222,000	231,990
Home Builders - 1.41%
WCI Communities, Inc.	08/15/2021	6.875%	775,000	809,875
Insurance - 4.04%
Ambac Assurance Corp.(f)	06/07/2020	5.100%	1,889,734	2,314,924
Machinery - Construction & Mining - 2.40%
Komatsu Mining Corp.(c)	11/15/2036	6.625%	1,035,000	1,372,669
Media - 6.42%
CCO Holdings LLC / CCO Holdings Capital Corp.(c)(f)	05/01/2027	5.125%	1,630,000	1,667,694
CSC Holdings LLC	06/01/2024	5.250%	1,244,000	1,269,657
Tribune Media Co.	07/15/2022	5.875%	700,000	737,625
				3,674,976
Miscellaneous Manufacturing - 0.34%
LSB Industries, Inc.(h)	08/01/2019	8.500%	199,000	197,010
Oil & Gas - 3.78%
Atwood Oceanics, Inc.	02/01/2020	6.500%	1,016,000	1,022,350
Northern Tier Energy LLC / Northern Tier Finance Corp.(c)	11/15/2020	7.125%	1,100,000	1,139,875
				2,162,225
Packaging & Containers - 3.61%
Consolidated Container Co. LLC / Consolidated Container Capital, Inc.(c)(f)	07/15/2020	10.125%	2,000,000	2,069,000

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 72.87% (Continued)
Pharmaceuticals - 7.21%
Capsugel SA, (7.75% PIK)(c)(f)	05/15/2019	7.000%	$2,541,000	$2,542,906
Valeant Pharmaceuticals International, Inc.(f)
	08/15/2018	6.750%	731,000	736,939
	10/15/2020	6.375%	906,000	848,243
				4,128,088
Retail - 12.62%
CST Brands, Inc.	05/01/2023	5.000%	2,525,000	2,615,900
JC Penney Corp., Inc.	10/01/2019	8.125%	664,000	736,210
Neiman Marcus Group Ltd. LLC(f)	10/15/2021	8.000%	2,100,000	1,086,750
PetSmart, Inc.(f)	03/15/2023	7.125%	500,000	466,250
Rite Aid Corp.(c)	03/15/2020	9.250%	1,345,000	1,392,250
Rite Aid Corp.(c)(f)	04/01/2023	6.125%	935,000	928,735
				7,226,095
Telecommunications - 11.57%
Avaya, Inc.(e)(f)	04/01/2019	7.000%	1,753,000	1,433,077
FairPoint Communications, Inc.(c)(f)	08/15/2019	8.750%	1,081,000	1,109,376
Frontier Communications Corp.	09/15/2025	11.000%	600,000	560,250
Intelsat Jackson Holdings SA	10/15/2020	7.250%	607,000	547,818
Sprint Corp.	06/15/2024	7.125%	500,000	562,437
T-Mobile USA, Inc.	03/01/2025	6.375%	500,000	541,875
West Corp.(f)	07/15/2022	5.375%	1,836,000	1,869,287
				6,624,120
TOTAL CORPORATE BONDS (Cost $41,573,115)				41,719,699
CONVERTIBLE CORPORATE BONDS - 25.71%
Internet - 9.53%
Pandora Media, Inc.(c)	12/01/2020	1.750%	2,000,000	1,857,500
Shutterfly, Inc.(c)	05/15/2018	0.250%	1,300,000	1,307,313
Twitter, Inc.(c)	09/15/2021	1.000%	2,500,000	2,292,187
				5,457,000
Media - 3.65%
DISH Network Corp.(c)(f)	03/15/2024	2.375%	2,000,000	2,091,250

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 25.71% (Continued)
Mining - 4.72%
Stillwater Mining Co.(c)	10/15/2032	1.750%	$2,000,000	$2,705,000
Pharmaceuticals - 2.85%
Depomed, Inc.(c)	09/01/2021	2.500%	1,857,000	1,629,517
Retail - 0.78%
RH(f)(i)	06/15/2019	0.000%	500,000	443,750
Semiconductors - 4.18%
NXP Semiconductors N.V.(c)	12/01/2019	1.000%	2,000,000	2,391,250
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $15,095,718)				14,717,767

	Shares	Value
WARRANTS - 0.00%(j)
Software - 0.00%(j)
Peabody Energy Corp., Expires 07/03/2017(a)	16	389
TOTAL WARRANTS (Cost $0)		389
PREFERRED STOCKS - 0.18%
Coal - 0.18%
Peabody Energy Corp.(a)(g)	2,117	105,850
TOTAL PREFERRED STOCKS (Cost $52,925)		105,850

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(a) - 0.03%
Call Options Purchased - 0.03%
Pandora Media, Inc.	09/2017	$10.00	183	$13,725
Scientific Games Corp.	07/2017	23.00	40	5,900
TOTAL CALL OPTIONS PURCHASED (Cost $21,849)				19,625
TOTAL PURCHASED OPTIONS (Cost $21,849)				$19,625

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 1.36%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	0.683	%(k)	776,613	$776,613
TOTAL SHORT-TERM INVESTMENTS (Cost $776,613)				776,613
Total Investments - 101.40% (Cost $58,386,663)				58,055,623
Liabilities in Excess of Other Assets - (1.40)%(l)				(801,614)
NET ASSETS - 100.00%				$57,254,009

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for short sales or written option contracts. At May 31, 2017, the aggregate market value of those securities was $25,271,816, representing 44.14% of net assets.

(d)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2017, the total market value of these securities was $0, representing 0.0% of net assets.

(e)  Security in default on interest payments.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2017, these securities had a total value of $24,461,989 or 42.73% of net assets.

(g)  Security considered illiquid. On May 31, 2017, the total market value of these securities was $2,157,850, representing 3.77% of net assets.

(h)  Interest rate will change at a future date. Interest rate shown reflects the rate in effect at May 31, 2017.

(i)  Represents a zero coupon bond.

(j)  Less than 0.005% of net assets.

(k)  Rate shown is the 7-day effective yield as of May 31, 2017.

(l)  Includes cash which is being held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2017 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
06/02/2015	Bumble Bee Holdco., SCA	$252,860	$245,000	0.43%
05/29/2015	Bumble Bee Holdings, Inc.	1,822,015	1,807,000	3.16
04/05/2017	Peabody Energy Corp.	52,925	105,850	0.18
04/05/2017	Peabody Energy Corp.	—	—	0.00
			$2,157,850	3.77%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (5.42%)
Coal - (0.49%)
Arch Coal, Inc., Class A	(3,987)	$(282,160)
Entertainment - (0.32%)
Scientific Games Corp., Class A	(8,000)	(185,600)
Insurance - (0.04%)
Ambac Financial Group, Inc.	(1,283)	(21,195)
Internet - (0.60%)
Pandora Media, Inc.	(18,300)	(162,870)
Shutterfly, Inc.	(3,700)	(183,113)
		(345,983)
Media - (1.63%)
DISH Network Corp., Class A	(14,600)	(931,042)
Oil & Gas - (0.89%)
Atwood Oceanics, Inc.	(50,529)	(507,311)
Pharmaceuticals - (0.53%)
Depomed, Inc.	(28,954)	(303,438)
Retail - (0.03%)
RH	(300)	(16,833)
Semiconductors - (0.89%)
NXP Semiconductors N.V.	(4,656)	(511,694)

TOTAL COMMON STOCKS
(Proceeds $3,410,761)  (3,105,256)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

	Maturity Date	Rate	Principal Amount	Value
EXCHANGE-TRADED FUNDS - (10.24%)
Equity Fund - (10.24%)
SPDR Bloomberg Barclays High Yield Bond ETF			$(156,800)	$(5,862,752)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $5,793,050)				(5,862,752)
CORPORATE BONDS - (14.37%)
Auto Parts & Equipment - (2.59%)
American Axle & Manufacturing, Inc.	04/01/2027	6.500%	(1,500,000)	(1,481,250)
Entertainment - (0.30%)
International Game Technology Plc	02/15/2022	6.250%	(157,000)	(169,795)
Machinery - Diversified - (1.01%)
Zebra Technologies Corp.	10/15/2022	7.250%	(540,000)	(579,690)
Media - (2.65%)
CSC Holdings LLC	10/15/2025	10.875%	(1,244,000)	(1,514,570)
Oil & Gas - (1.40%)
Continental Resources, Inc.	09/15/2022	5.000%	(800,000)	(801,000)
Retail - (6.07%)
Coach, Inc.	04/01/2025	4.250%	(1,500,000)	(1,541,222)
Nordstrom, Inc.	10/15/2021	4.000%	(1,082,000)	(1,137,537)
Walgreens Boots Alliance, Inc.	11/18/2024	3.800%	(770,000)	(799,181)
				(3,477,940)
Telecommunications - (0.35%)
Intelsat Luxembourg SA	06/01/2021	7.750%	(361,000)	(201,258)
TOTAL CORPORATE BONDS (Proceeds $8,153,702)				(8,225,503)
TOTAL SECURITIES SOLD SHORT (Proceeds $17,357,513)				$(17,193,511)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Charter Communications, Inc.	06/2017	$370.00	(28)	$(6,370)
TOTAL WRITTEN CALL OPTIONS (Premiums received $15,084)				(6,370)
Written Put Options
Pandora Media, Inc.	06/2017	9.00	(183)	(14,549)
TOTAL WRITTEN PUT OPTIONS (Premiums received $15,108)				(14,549)
TOTAL WRITTEN OPTIONS (Premiums received $30,192)				$(20,919)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Luxembourg	5.83%
Netherlands	4.18%
Canada	1.51%
United Kingdom	0.88%
United States	89.00%
Liabilities in Excess of Other Assets	(1.40)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIK - Payment-in-kind

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SCA - Societe en commandite par actions is the French term for limited liability partnership.

SPDR - Standard & Poor's Depositary Receipt

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes The Arbitrage Credit Opportunities Fund's investments and derivative financial instruments categorized in the fair value disclosure hierarchy as of May 31, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$715,680	$—	$—	$715,680
Corporate Bonds
Auto Parts & Equipment	—	1,935,937	—	1,935,937
Chemicals	—	570,430	—	570,430
Coal	—	1,008,910	—	1,008,910
Computers & Computer Services	—	1,258,183	—	1,258,183
Diversified Financial Services	—	403,520	—	403,520
Entertainment	—	1,281,459	—	1,281,459
Food	—	2,981,745	—	2,981,745
Food Service	—	604,340	—	604,340
Forest Products & Paper	—	864,203	—	864,203
Healthcare - Services	—	231,990	—	231,990
Home Builders	—	809,875	—	809,875
Insurance	—	2,314,924	—	2,314,924
Machinery - Construction & Mining	—	1,372,669	—	1,372,669
Media	—	3,674,976	—	3,674,976
Miscellaneous Manufacturing	—	197,010	—	197,010
Oil & Gas	—	2,162,225	—	2,162,225
Packaging & Containers	—	2,069,000	—	2,069,000
Pharmaceuticals	—	4,128,088	—	4,128,088
Retail	—	7,226,095	—	7,226,095
Telecommunications	—	6,624,120	—	6,624,120
Convertible Corporate Bonds**	—	14,717,767	—	14,717,767
Warrants	—	389	—	389
Preferred Stocks
Coal	—	105,850	—	105,850
Purchased Options	19,625	—	—	19,625
Short-Term Investments	776,613	—	—	776,613
TOTAL	$1,511,918	$56,543,705	$—	$58,055,623
Other Financial Instruments***
Liabilities
Common Stocks**	(3,105,256)	—	—	(3,105,256)
Exchange-Traded Funds	(5,862,752)	—	—	(5,862,752)
Corporate Bonds**	—	(8,225,503)	—	(8,225,503)
Written Options	(20,919)	—	—	(20,919)
TOTAL	$(8,988,927)	$(8,225,503)	$—	$(17,214,430)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2017:

Investments in Securities	Balance as of May 31, 2016	Change in Unrealized Depreciation	Purchases	Sales Proceeds	Amortization Premium/ Discount	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Depreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Corporate Bonds	$—	$0	$—	$—	$—	$—	$—	$0	$0
Total	$—	$0	$—	$—	$—	$—	$—	$0	$0

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Manager Commentary

May 31, 2017 (Unaudited)

Arbitrage Tactical Equity Fund | Tickers: ATQIX, ATQFX, ATQCX, ATQAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital appreciation by exploiting security mispricings or market inefficiencies, with a focus on delivering a return stream with lower volatility than and low correlation to the broader equity markets.

Investment Strategy

The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where we believe it should trade. We anticipate such differences may occur when news and events create misperception of a company's correct stock price. Examples of such news and events may include changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes, and litigation. Our investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund's objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the team may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

Fiscal Year Highlights

Arbitrage Tactical Equity (ATQIX) returned 7.30% for fiscal year 2017. The Fund's returns were driven largely from the Americas, with the European region also contributing nicely. Financials and information technology were the top contributors on a sector basis. Conversely, telecommunications was the worst performing sector.

The Fund's largest contributor to returns over the year was our investment in Forest City Realty Trust (FCE/A and FCE/B), which began in 2015 after the company announced it would initiate a multi-year restructuring effort in order to boost shareholder value. That effort involved simplifying Forest City's business by divesting non-core real estate assets to make the investment thesis simpler, de-levering the balance sheet to be more in-line with real estate investment trust (REIT) peers through these asset sales, and finally converting into a REIT to attract new investor capital. Most importantly, Forest City also expressed a willingness to collapse its dual share class if the other initiatives failed to collapse the company's implied net asset value (NAV) discount. Our investment in FCE/B, was predicated on the belief that the dual share class would need to be collapsed as the NAV discount persisted. With the Ratner family owning the majority of the high-vote FCE/B shares, any potential share collapse would require the company to offer a significant premium to the B class shares, which at the time of our investment traded in parity to the A class shares. On December 2016, the company finally announced it would collapse the dual class structure and offered B class shareholders 1.31 A class shares for each B class held, representing a 27% premium to the prior day closing. The dual share collapse is now complete and we no longer hold shares in Forest City.

Our second-best performing investment during the period was LSC Communications (LKSD), a company that provides printing services to magazines, catalogs, books and directories. Our investment began after LKSD was spun-off from RR Donnelley & Sons (RRD). With secular headwinds facing the print industry, we expected limited demand for the newly traded stock. Compounding the limited demand to own LKSD post spin-off was the enormous supply of stock

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The Arbitrage Tactical Equity Fund  Manager Commentary (continued)

May 31, 2017 (Unaudited)

that would be for sale as the company's resulting size would cause it to be booted from indexes. This supply-demand imbalance created a very attractive entry point in the mid-teens for what we believed was a company worth $30/share based on its closest comparable peer, Quad Graphics (QUAD). Post index rebalancing pressure, the stock significantly rebounded to our price target within four weeks and we subsequently exited the position.

The top detractor during the period was the Fund's investment in Time Inc. In November 2016, press reports suggested Time had rejected an acquisition offer from Edgar Bronfman, Jr. worth approximately $18/share. With an activist shareholder lurking and reports in January that Meredith Corp (MDP) had approached Time, we established a core position in January 2017 believing a sale would be forthcoming given the strategic interest. Despite what appeared to be significant interest in the sale process, in April Time announced it would proceed with its own strategic plan instead of pursuing a sale. We continue to hold a position in Time as we believe the market is undervaluing the company's digital assets and the potential for MDP to return remains possible. That said, the catalyst is no longer near-term dated and is less definitive in nature, thus we are managing the investment as a non-core position.

The second-largest detractor for the year was the Fund's investment in Symantec. We initiated a short position in Symantec post its acquisition of Blue Coat Systems and LifeLock. The company has executed on a well-defined turnaround plan of using cash flow from legacy businesses to buy future growth. We believe these acquisitions are significantly less transformational than marketed by the company, which is compounded by the price paid for these assets. Blue Coat, as an example, has been marketed by Symantec as a growth company, yet the company's product revenues have not grown since it was acquired by private equity in 2010. While Blue Coat remains a market leader in the web proxy market, Symantec paid over 10x service revenue to acquire the company – much higher than multiples paid for comparable companies that have exhibited higher growth potential. In addition, Symantec funded the acquisition by issuing convertible securities to its private equity partners (at strike prices that are significantly dilutive to the company's current share price), effectively meaning the actual amount paid is significantly more expensive than the initial headline price. We remain comfortable that the euphoria of a large cap security company with the potential to roll-up a fragmented security industry will eventually subside as Symantec's acquisitions eventually fail to meet the market's high expectations. We continue to hold a short position in the name and look to opportunistically trade the position based on market sentiment.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio Information

May 31, 2017 (Unaudited)

Performance (annualized returns as of May 31, 2017)

	One Year	Since Inception*
Arbitrage Tactical Equity Fund, Class R	7.30%	0.35%
Arbitrage Tactical Equity Fund, Class I	7.30%	0.35%
Arbitrage Tactical Equity Fund, Class C**	7.30%	0.35%
Arbitrage Tactical Equity Fund, Class A***	7.30%	0.35%
S&P 500® Index	17.47%	8.60%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.44%	0.25%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 60 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to mnv.arbitragefunds.com.

* Class R, Class I, Class C and Class A inception: 12/31/14.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 20.33%, 20.08%, 21.08% and 20.33%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44%, 2.44% and 1.69%, for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2018. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio Information (continued)

May 31, 2017 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Tactical Equity Fund's investments as of the report date.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments

May 31, 2017

	Shares	Value
COMMON STOCKS - 84.12%
Auto Parts & Equipment - 1.33%
Federal-Mogul Holdings Corp.(a)(b)(c)	2,755	$27,550
Chemicals - 7.67%
Air Products & Chemicals, Inc.(d)	174	25,066
Ashland Global Holdings, Inc.(d)	1,088	72,395
Clariant AG(a)(d)	1,454	30,430
Huntsman Corp.(d)	1,322	31,596
		159,487
Commercial Services - 1.96%
Herc Holdings, Inc.(a)(d)(e)	926	35,031
MacDonald Dettwiler & Associates Ltd.	124	5,755
		40,786
Computers & Computer Services - 2.53%
Conduent, Inc.(a)(d)(e)	3,070	50,379
International Business Machines Corp.(d)	15	2,289
		52,668
Diversified Financial Services - 7.75%
CIT Group, Inc.(c)(e)	3,200	149,499
Virtu Financial, Inc., Class A(d)	706	11,508
		161,007
Electric - 3.94%
Westar Energy, Inc.(d)	1,547	81,914
Electronics - 1.40%
Tech Data Corp.(a)(d)	299	28,994
Food - 0.71%
Hain Celestial Group, Inc.(a)(d)	423	14,775
Healthcare - Products - 1.43%
Varex Imaging Corp.(a)(d)	866	29,747
Healthcare - Services - 2.81%
Aetna, Inc.(d)	216	31,290
Air Methods Corp.(a)(b)(c)	2,513	27,015
		58,305

See Notes to Financial Statements.

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The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 84.12% (Continued)
Holding Companies-Divers - 3.14%
Capitol Acquisition Corp. III(a)(d)	2,500	$25,875
CF Corp., Class A(a)	3,546	39,432
		65,307
Internet - 3.93%
Alibaba Group Holding Ltd., Sponsored ADR(a)(d)(e)	466	57,066
Pandora Media, Inc.(a)(d)	2,759	24,555
		81,621
Lodging - 3.72%
La Quinta Holdings, Inc.(a)(d)	2,434	33,735
Wyndham Worldwide Corp.(d)	431	43,527
		77,262
Media - 8.56%
Comcast Corp., Class A(d)	266	11,090
Kabel Deutschland Holding AG(d)	46	5,930
Meredith Corp.	100	5,410
Starz, Class A(a)(b)(c)	474	16,664
TEGNA, Inc.(d)	4,457	105,809
Time, Inc.(d)(e)	2,649	33,112
		178,015
Pharmaceuticals - 14.47%
Actelion Ltd.(a)(d)	521	149,541
Bayer AG(d)	104	13,797
Celesio AG(d)	1,527	45,440
Mead Johnson Nutrition Co.(d)(e)	942	84,234
STADA Arzneimittel AG(d)	108	7,813
		300,825
Real Estate Investment Trusts - 2.76%
Forest City Realty Trust, Inc., Class B(d)	1,946	57,407
Retail - 2.61%
Kate Spade & Co.(a)(d)(e)	2,534	46,676
Ruby Tuesday, Inc.(a)(d)	3,416	7,515
		54,191
Semiconductors - 6.20%
Intel Corp.	71	2,564
NXP Semiconductors N.V.(a)(d)	1,150	126,385
		128,949

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

	Shares	Value
COMMON STOCKS - 84.12% (Continued)
Software - 3.48%
CA, Inc.(d)	69	$2,192
DH Corp.(d)	3,590	67,556
Oracle Corp.(d)	59	2,678
		72,426
Telecommunications - 0.61%
DigitalGlobe, Inc.(a)(d)	407	12,678
Transportation - 3.11%
Knight Transportation, Inc.(d)	915	30,515
Norfolk Southern Corp.(d)	275	34,109
		64,624
TOTAL COMMON STOCKS (Cost $1,702,514)		1,748,538
EXCHANGE-TRADED FUNDS - 1.45%
Equity Funds - 1.45%
Consumer Staples Select Sector SPDR® Fund(d)	189	10,705
Technology Select Sector SPDR® Fund(d)	345	19,503
		30,208
TOTAL EXCHANGE-TRADED FUNDS (Cost $28,310)		30,208

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 0.64%
Telecommunications - 0.64%
West Corp.(f)	07/15/2022	5.375%	$13,000	$13,236
TOTAL CORPORATE BONDS & NOTES (Cost $13,023)				13,236
	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(a) - 0.10%
Call Options Purchased - 0.07%
Angie's List, Inc.	08/2017	$12.50	14	$1,400
Time, Inc.	10/2017	17.50	3	22
TOTAL CALL OPTIONS PURCHASED (Cost $586)				1,422

See Notes to Financial Statements.

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The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(a) - 0.10% (Continued)
Put Options Purchased - 0.03%
Alibaba Group Holding Ltd., Sponsored ADR	06/2017	$115.00	2	$110
CIT Group, Inc.	06/2017	45.00	5	367
Kate Spade & Co.	06/2017	15.00	5	13
Mead Johnson Nutrition Co.	08/2017	77.50	3	71
TOTAL PUT OPTIONS PURCHASED (Cost $1,038)				561
TOTAL PURCHASED OPTIONS (Cost $1,624)				1,983

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 15.46%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	0.683	%(g)	230,681	$230,681
Time Deposit
State Street Bank Time Deposit			90,735	90,735
TOTAL SHORT-TERM INVESTMENTS (Cost $321,416)				321,416
Total Investments - 101.77% (Cost $2,066,887)				2,115,381
Liabilities in Excess of Other Assets - (1.77)%(h)				(36,822)
NET ASSETS - 100.00%				$2,078,559

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security considered illiquid. On May 31, 2017, the total market value of these securities was $71,229, representing 3.43% of net assets.

(c)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2017, the total market value of these securities was $220,728, representing 10.62% of net assets.

(d)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2017, the aggregate market value of those securities was $1,472,234, representing 70.83% of net assets.

(e)  Underlying security for a written/purchased call/put option.

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2017, these securities had a total value of $13,236 or 0.64% of net assets.

(g)  Rate shown is the 7-day effective yield as of May 31, 2017.

(h)  Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2017 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/06/2017	Air Methods Corp.	$26,653	$27,015	1.30%
11/17/2016	Federal-Mogul Holdings Corp.	27,445	27,550	1.33
11/29/2016	Starz	16,093	16,664	0.80
			$71,229	3.43%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (42.49%)
Banks - (2.05%)
Citizens Financial Group, Inc.	(300)	$(10,230)
Fifth Third Bancorp	(451)	(10,707)
KeyCorp	(604)	(10,552)
M&T Bank Corp.	(71)	(11,109)
		(42,598)
Biotechnology - (0.90%)
Cambrex Corp.	(348)	(18,722)
Chemicals - (5.40%)
Chemours Co.	(97)	(3,879)
Eastman Chemical Co.	(294)	(23,552)
International Flavors & Fragrances, Inc.	(148)	(20,408)
Olin Corp.	(522)	(15,316)
Sensient Technologies Corp.	(246)	(19,751)
Tronox Ltd., Class A	(228)	(3,466)
Versum Materials, Inc.	(831)	(25,794)
		(112,166)
Commercial Services - (2.09%)
CDK Global, Inc.	(41)	(2,520)
United Rentals, Inc.	(377)	(40,991)
		(43,511)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (42.49%) (Continued)
Computers & Computer Services - (3.32%)
CGI Group, Inc., Class A	(276)	$(13,690)
Convergys Corp.	(276)	(6,709)
DXC Technology Co.	(194)	(15,039)
Genpact Ltd.	(491)	(13,414)
Infosys Ltd., Sponsored ADR	(860)	(12,986)
Sykes Enterprises, Inc.	(215)	(7,166)
		(69,004)
Electronics - (0.82%)
Arrow Electronics, Inc.	(118)	(8,920)
SYNNEX Corp.	(73)	(8,122)
		(17,042)
Entertainment - (0.67%)
Marriott Vacations Worldwide Corp.	(120)	(13,982)
Food - (0.72%)
Conagra Brands, Inc.	(385)	(14,838)
Healthcare - Services - (1.15%)
Anthem, Inc.	(33)	(6,018)
UnitedHealth Group, Inc.	(102)	(17,868)
		(23,886)
Internet - (8.39%)
Angie's List, Inc.	(2,654)	(31,954)
Cars.com, Inc.	(990)	(25,334)
CDW Corp.	(147)	(8,846)
New Media Investment Group, Inc.	(407)	(5,263)
Symantec Corp.	(525)	(15,913)
Yahoo!, Inc.	(1,729)	(87,003)
		(174,313)
Lodging - (0.88%)
Choice Hotels International, Inc.	(87)	(5,651)
Hilton Worldwide Holdings, Inc.	(94)	(6,248)
Marriott International, Inc., Class A	(59)	(6,351)
		(18,250)
Media - (4.12%)
Charter Communications, Inc., Class A	(38)	(13,131)
Gannett Co., Inc.	(653)	(5,126)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (42.49%) (Continued)
Media - (4.12%) (Continued)
Meredith Corp.	(118)	$(6,384)
New York Times Co., Class A	(498)	(8,765)
News Corp., Class B	(528)	(7,233)
Nexstar Media Group, Inc., Class A	(395)	(22,594)
Sinclair Broadcast Group, Inc., Class A	(692)	(22,421)
		(85,654)
Miscellaneous Manufacturing - (0.76%)
Hexcel Corp.	(308)	(15,841)
Pharmaceuticals - (0.74%)
Idorsia Ltd.	(521)	(4,169)
Merck KGaA	(93)	(11,225)
		(15,394)
Real Estate Investment Trusts - (4.26%)
Forest City Realty Trust, Inc., Class A	(2,549)	(58,041)
Hospitality Properties Trust	(140)	(4,049)
Host Hotels & Resorts, Inc.	(233)	(4,192)
LaSalle Hotel Properties	(149)	(4,239)
Quality Care Properties, Inc.	(390)	(6,599)
Seritage Growth Properties, Class A	(180)	(7,065)
Sunstone Hotel Investors, Inc.	(283)	(4,417)
		(88,602)
Retail - (0.52%)
AutoNation, Inc.	(64)	(2,529)
CarMax, Inc.	(43)	(2,702)
CVS Health Corp.	(72)	(5,532)
		(10,763)
Telecommunications - (1.70%)
LogMeIn, Inc.	(319)	(35,409)
Transportation - (3.63%)
CH Robinson Worldwide, Inc.	(84)	(5,629)
CSX Corp.	(822)	(44,528)
Heartland Express, Inc.	(326)	(6,341)
JB Hunt Transport Services, Inc.	(70)	(5,976)
Landstar System, Inc.	(75)	(6,266)
Werner Enterprises, Inc.	(244)	(6,649)
		(75,389)

See Notes to Financial Statements.

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The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (42.49%) (Continued)
Trucking & Leasing - (0.37%)
GATX Corp.	(65)	$(3,867)
Greenbrier Cos., Inc.	(88)	(3,894)
		(7,761)
TOTAL COMMON STOCKS (Proceeds $869,763)		(883,125)
EXCHANGE-TRADED FUNDS - (3.74%)
Equity Funds - (3.74%)
Consumer Staples Select Sector SPDR® Fund	(298)	(16,879)
First Trust Dow Jones Internet Index Fund	(27)	(2,556)
Materials Select Sector SPDR® Fund	(825)	(43,791)
Utilities Select Sector SPDR® Fund	(269)	(14,483)
		(77,709)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $74,825)		(77,709)
TOTAL SECURITIES SOLD SHORT (Proceeds $944,588)		$(960,834)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
CIT Group, Inc.	06/2017	$47.00	(5)	$(82)
Conduent, Inc.	06/2017	17.50	(3)	(45)
TOTAL WRITTEN CALL OPTIONS (Premiums received $335)				(127)
Written Put Options
DXC Technology Co.	06/2017	72.50	(1)	(28)
Herc Holdings, Inc.	06/2017	40.00	(2)	(555)
TOTAL WRITTEN PUT OPTIONS (Premiums received $285)				(583)
TOTAL WRITTEN OPTIONS (Premiums received $620)				$(710)

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
CAD	Goldman Sachs	3,940	Purchase	06/15/2017	$2,917	$21
CAD	Goldman Sachs	103,990	Sale	06/15/2017	76,998	328
CHF	Goldman Sachs	200	Purchase	06/15/2017	207	1
EUR	Goldman Sachs	24,860	Purchase	06/15/2017	27,945	1,022
						$1,372
Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
CHF	Goldman Sachs	23,200	Sale	06/15/2017	$23,974	$(161)
EUR	Goldman Sachs	930	Purchase	06/15/2017	1,045	(1)
EUR	Goldman Sachs	87,810	Sale	06/15/2017	98,706	(4,620)
						$(4,782)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Switzerland	8.65%
Netherlands	6.08%
Canada	3.53%
Germany	3.52%
China	2.75%
United States	77.24%
Liabilities in Excess of Other Assets	(1.77)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

CAD - Canadian dollar

CHF - Swiss franc

EUR - Euro

KGaA - Kommanditgesellschaft Auf Aktien is a German corporate designation that refers to a limited partnership.

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

SPDR - Standard & Poor's Depositary Receipt

See Notes to Financial Statements.

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The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

The following table summarizes The Arbitrage Tactical Equity Fund's investments and derivative financial instruments categorized in the fair value disclosure hierarchy as of May 31, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$—	$—	$27,550	$27,550
Chemicals	159,487	—	—	159,487
Commercial Services	40,786	—	—	40,786
Computers & Computer Services	52,668	—	—	52,668
Diversified Financial Services	11,508	149,499	—	161,007
Electric	81,914	—	—	81,914
Electronics	28,994	—	—	28,994
Food	14,775	—	—	14,775
Healthcare - Products	29,747	—	—	29,747
Healthcare - Services	31,290	—	27,015	58,305
Holding Companies-Divers	65,307	—	—	65,307
Internet	81,621	—	—	81,621
Lodging	77,262	—	—	77,262
Media	161,351	—	16,664	178,015
Pharmaceuticals	300,825	—	—	300,825
Real Estate Investment Trusts	57,407	—	—	57,407
Retail	54,191	—	—	54,191
Semiconductors	128,949	—	—	128,949
Software	72,426	—	—	72,426
Telecommunications	12,678	—	—	12,678
Transportation	64,624	—	—	64,624
Exchange-Traded Funds	30,208	—	—	30,208
Corporate Bonds**	—	13,236	—	13,236
Purchased Options	1,983	—	—	1,983
Short-Term Investments	321,416	—	—	321,416
TOTAL	$1,881,417	$162,735	$71,229	$2,115,381
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,372	$—	$1,372
Liabilities
Common Stocks	(878,956)	(4,169)	—	(883,125)
Exchange-Traded Funds	(77,709)	—	—	(77,709)
Written Options	(710)	—	—	(710)
Forward Foreign Currency Exchange Contracts	—	(4,782)	—	(4,782)
TOTAL	$(957,375)	$(7,579)	$—	$(964,954)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2017:

Investments in Securities	Balance as of May 31, 2016	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2017	Net change in Unrealized Appreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2017
Common Stock	$—	$277	$1,038	$154,073	$(84,159)	$—	$—	$71,229	$1,038
Total	$—	$277	$1,038	$154,073	$(84,159)	$—	$—	$71,229	$1,038

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2017:

Investments in Securities	Fair Value at May 31, 2017	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$71,229	Deal Value	Final determination on Dissent	$10-$35.16	$16.17

See Notes to Financial Statements.

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This Page Intentionally Left Blank

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
ASSETS
Investments:
At cost	$1,899,758,978	$142,200,096
At fair value (Note 2)	$1,922,476,548	$144,225,748
Deposits with brokers for securities sold short (Note 2)	266,468,628	34,148,772
Segregated cash for swaps (Note 2)	4,110,000	230,000
Receivable for investment securities sold	27,689,809	4,092,273
Receivable for capital shares sold	4,391,601	73,046
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	3,115,833	133,519
Dividends and interest receivable	1,128,214	376,514
Receivable due from Adviser (Note 5)	—	—
Prepaid expenses and other assets	1,669,531	67,179
Total Assets	2,231,050,164	183,347,051
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $302,607,195, $35,369,518, $17,357,513 and $944,588)	296,847,576	35,865,041
Due to bank	—	15
Written options, at value (Note 2) (premiums received $1,253,675, $93,486, $30,192 and $620)	1,519,164	104,814
Payable for investment securities purchased	54,688,037	5,719,695
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	4,423,385	137,227
Payable for capital shares redeemed	1,705,882	283,037
Payable to Adviser (Note 5)	1,655,309	115,753
Dividends payable on securities sold short (Note 2)	121,064	39,523
Payable to Distributor (Note 5)	97,375	16,397
Payable to Administrator (Note 5)	93,479	9,480
Payable to Transfer Agent (Note 5)	202,469	29,039
Payable to Custodian	91,808	25,280
Interest expense payable	30,106	20,340
Interest payable on swap contracts	6,507	381
Audit and legal fees payable	107,111	22,066
Payable to Trustees	21,886	16,826
Chief Compliance Officer Fees payable (Note 5)	12,856	947
Chief Financial Officer Fees payable (Note 5)	5,360	978
Other accrued expenses and liabilities	62,439	13,819
Total Liabilities	361,691,813	42,420,658
NET ASSETS	$1,869,358,351	$140,926,393
NET ASSETS CONSIST OF:
Paid-in capital	$1,809,462,053	$201,307,041
Accumulated net investment income (loss)	1,436,277	(192,656)
Accumulated net realized gain (loss) on investments, swap contracts, securities sold short, written option contracts and foreign currencies	31,449,994	(61,712,249)
Net unrealized appreciation (depreciation) on investments, swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	27,010,027	1,524,257
NET ASSETS	$1,869,358,351	$140,926,393

See Notes to Financial Statements.

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  Statement of Assets and Liabilities

May 31, 2017

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
ASSETS
Investments:
At cost	$58,386,663	$2,066,887
At fair value (Note 2)	$58,055,623	$2,115,381
Deposits with brokers for securities sold short (Note 2)	16,651,802	929,532
Segregated cash for swaps (Note 2)	—	—
Receivable for investment securities sold	1,089,807	164,713
Receivable for capital shares sold	3,230	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	—	1,372
Dividends and interest receivable	757,643	1,814
Receivable due from Adviser (Note 5)	—	21,702
Prepaid expenses and other assets	22,886	8,520
Total Assets	76,580,991	3,243,034
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $302,607,195, $35,369,518, $17,357,513 and $944,588)	17,193,511	960,834
Due to bank	—	—
Written options, at value (Note 2) (premiums received $1,253,675, $93,486, $30,192 and $620)	20,919	710
Payable for investment securities purchased	1,828,082	154,103
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	—	4,782
Payable for capital shares redeemed	79,385	—
Payable to Adviser (Note 5)	33,363	—
Dividends payable on securities sold short (Note 2)	1,395	1,114
Payable to Distributor (Note 5)	3,532	12
Payable to Administrator (Note 5)	5,194	2,093
Payable to Transfer Agent (Note 5)	6,131	194
Payable to Custodian	2,922	9,013
Interest expense payable	115,465	145
Interest payable on swap contracts	—	—
Audit and legal fees payable	17,117	14,406
Payable to Trustees	16,577	16,412
Chief Compliance Officer Fees payable (Note 5)	395	16
Chief Financial Officer Fees payable (Note 5)	753	608
Other accrued expenses and liabilities	2,241	33
Total Liabilities	19,326,982	1,164,475
NET ASSETS	$57,254,009	$2,078,559
NET ASSETS CONSIST OF:
Paid-in capital	$60,273,995	$2,084,992
Accumulated net investment income (loss)	40,824	(3,868)
Accumulated net realized gain (loss) on investments, swap contracts, securities sold short, written option contracts and foreign currencies	(2,903,045)	(31,444)
Net unrealized appreciation (depreciation) on investments, swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	(157,765)	28,879
NET ASSETS	$57,254,009	$2,078,559
Annual Report | May 31, 2017

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$340,353,165	$70,276,548
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	26,054,123	7,523,839
Net asset value and offering price per share(a)	$13.06	$9.34
CLASS I SHARES:
Net assets applicable to Class I shares	$1,492,093,520	$68,272,458
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	110,863,795	7,242,536
Net asset value and offering price per share(a)	$13.46	$9.43
CLASS C SHARES:
Net assets applicable to Class C shares	$26,899,723	$1,566,919
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,144,881	170,439
Net asset value and offering price per share(a)	$12.54	$9.19
CLASS A SHARES:
Net assets applicable to Class A shares	$10,011,943	$810,468
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	766,146	86,687
Net asset value and offering price per share(a)	$13.07	$9.35
Maximum offering price per share (NAV/(100% — maximum sales charge))	$13.41	$9.66
Maximum sales charge	2.50%	3.25%

(a)  Redemption price varies based on length of time held (Note 1).

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

May 31, 2017

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$11,935,489	$10,084
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,233,665	1,010
Net asset value and offering price per share(a)	$9.67	$9.99	(b)
CLASS I SHARES:
Net assets applicable to Class I shares	$44,158,960	$2,048,308
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,574,135	205,055
Net asset value and offering price per share(a)	$9.65	$9.99
CLASS C SHARES:
Net assets applicable to Class C shares	$1,052,802	$10,083
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	109,467	1,010
Net asset value and offering price per share(a)	$9.62	$9.99	(b)
CLASS A SHARES:
Net assets applicable to Class A shares	$106,758	$10,084
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,055	1,009
Net asset value and offering price per share(a)	$9.66	$9.99
Maximum offering price per share (NAV/(100% — maximum sales charge))	$9.98	$10.33
Maximum sales charge	3.25%	3.25%

Annual Report | May 31, 2017

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
INVESTMENT INCOME
Dividend income	$15,181,143	$1,052,866
Foreign taxes withheld on dividends	(182,245)	(15,932)
Interest income	446,253	1,765,423
Securities lending income	35,601	942
Total Investment Income	15,480,752	2,803,299
EXPENSES
Investment advisory fees (Note 5)	18,819,423	1,956,046
Distribution and service fees (Note 5)
Class R	917,910	185,923
Class C	283,508	20,092
Class A	22,758	3,074
Administrative fees (Note 5)	356,142	53,708
Chief Compliance Officer fees (Note 5)	273,593	23,816
Trustees' fees	120,379	98,323
Dividend expense	6,486,365	824,368
Interest rebate expense	560,813	54,938
Transfer agent fees (Note 5)	1,295,991	292,127
Custodian and bank service fees	408,703	132,134
Registration and filing fees	83,377	62,015
Printing of shareholder reports	196,066	55,436
Professional fees	318,405	37,196
Line of credit interest expense (Note 4)	—	1,144
Insurance expense	91,858	11,625
Chief Financial Officer fees (Note 5)	62,859	11,816
Other expenses	73,277	3,263
Total Expenses	30,371,427	3,827,044
Fees waived by the Adviser, Class R (Note 5)	—	(222,866)
Expense reductions, Class R(a)	(13,125)	(7,152)
Fees waived by the Adviser, Class I (Note 5)	—	(236,150)
Expense reductions, Class I(a)	(45,999)	(7,895)
Fees waived by the Adviser, Class C (Note 5)	—	(5,997)
Expense reductions, Class C(a)	(1,006)	(224)
Fees waived by the Adviser, Class A (Note 5)	—	(3,680)
Expense reductions, Class A(a)	(293)	(174)
Net Expenses	30,311,004	3,342,906
NET INVESTMENT INCOME (LOSS)	(14,830,252)	(539,607)

(a)  Represents a non-recurring reimbursement by the custodian for overbilling of prior years'
out-of-pocket fees.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

For the Year Ended May 31, 2017

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
INVESTMENT INCOME
Dividend income	$16,162	$8,430
Foreign taxes withheld on dividends	—	(355)
Interest income	2,247,801	610
Securities lending income	—	6
Total Investment Income	2,263,963	8,691
EXPENSES
Investment advisory fees (Note 5)	562,573	20,556
Distribution and service fees (Note 5)
Class R	30,771	24
Class C	9,820	97
Class A	272	24
Administrative fees (Note 5)	33,556	13,806
Chief Compliance Officer fees (Note 5)	8,441	249
Trustees' fees	97,008	96,273
Dividend expense	89,252	13,751
Interest rebate expense	725	2,129
Transfer agent fees (Note 5)	39,429	1,432
Custodian and bank service fees	18,238	48,400
Registration and filing fees	56,566	19,381
Printing of shareholder reports	12,939	2,131
Professional fees	24,959	22,292
Line of credit interest expense (Note 4)	976	6
Insurance expense	2,928	76
Chief Financial Officer fees (Note 5)	8,769	7,070
Other expenses	10,406	10,248
Total Expenses	1,007,628	257,945
Fees waived by the Adviser, Class R (Note 5)	(37,259)	(1,275)
Expense reductions, Class R(a)	(472)	(8)
Fees waived by the Adviser, Class I (Note 5)	(129,977)	(213,108)
Expense reductions, Class I(a)	(1,536)	(1,276)
Fees waived by the Adviser, Class C (Note 5)	(2,984)	(1,275)
Expense reductions, Class C(a)	(31)	(8)
Fees waived by the Adviser, Class A (Note 5)	(330)	(1,275)
Expense reductions, Class A(a)	(4)	(8)
Net Expenses	835,035	39,712
NET INVESTMENT INCOME (LOSS)	1,428,928	(31,021)

Annual Report | May 31, 2017

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments(b)	$104,217,938	$11,502,409
Swap contracts	1,858,269	201,222
Securities sold short	(44,011,784)	(5,127,247)
Written option contracts	4,796,325	893,281
Foreign currency transactions (Note 7)	10,611,544	809,623
Net change in unrealized appreciation (depreciation) on:
Investments	(22,166,792)	(2,473,831)
Swap contracts	—	383
Securities sold short	21,034,735	714,902
Written option contracts	(271,909)	(9,522)
Foreign currency transactions (Note 7)	(1,680,269)	190,826
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	74,388,057	6,702,046
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,557,805	$6,162,439

(b)  Amount includes estimated proceeds from The Arbitrage Fund's and The Arbitrage Event-Driven Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $1,582,874 and $38,010, respectively, and is compensation for short term losses incurred upon the sale of the asset.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

For the Year Ended May 31, 2017

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments(b)	$980,300	$208,292
Swap contracts	—	1,769
Securities sold short	(1,040,241)	(102,583)
Written option contracts	185,291	17,471
Foreign currency transactions (Note 7)	(543)	8,729
Net change in unrealized appreciation (depreciation) on:
Investments	(1,059,547)	32,974
Swap contracts	—	—
Securities sold short	971,998	(10,212)
Written option contracts	(21,529)	(917)
Foreign currency transactions (Note 7)	25,548	(5,441)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	41,277	150,082
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,470,205	$119,061

Annual Report | May 31, 2017

The Arbitrage Funds

	The Arbitrage Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(14,830,252)	$(6,350,178)
Net realized gains (losses) from:
Investments	104,217,938	(42,523,714)
Swap contracts	1,858,269	5,879,985
Securities sold short	(44,011,784)	28,409,348
Written option contracts	4,796,325	9,412,568
Foreign currency transactions	10,611,544	(6,415,772)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,166,792)	47,088,404
Swap contracts	—	(112,866)
Securities sold short	21,034,735	(21,190,678)
Written option contracts	(271,909)	(383,049)
Foreign currency transactions	(1,680,269)	5,431,159
Net increase (decrease) in net assets resulting from operations	59,557,805	19,245,207
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	—	—
Distributions from net investment income, Class I	—	—
Distributions from net investment income, Class C	—	—
Distributions from net investment income, Class A	—	—
NET REALIZED GAINS
Distributions from net realized gains, Class R	(3,358,948)	(10,362,441)
Distributions from net realized gains, Class I	(12,685,437)	(33,308,237)
Distributions from net realized gains, Class C	(272,256)	(785,094)
Distributions from net realized gains, Class A	(87,176)	(410,119)
Decrease in net assets from distributions to shareholders	(16,403,817)	(44,865,891)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	630,766,572	750,332,263
Shares issued in reinvestment of distributions	12,430,707	35,336,364
Proceeds from redemption fees collected (Note 2)	5,567	15,245
Payments for shares redeemed	(685,347,494)	(957,255,726)
Net increase (decrease) in net assets from capital share transactions	(42,144,648)	(171,571,854)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,009,340	(197,192,538)
NET ASSETS:
Beginning of year	1,868,349,011	2,065,541,549
End of year*	$1,869,358,351	$1,868,349,011
* Including accumulated net investment income (loss) of:	$1,436,277	$(413,152)

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	The Arbitrage Event-Driven Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(539,607)	$(884,529)
Net realized gains (losses) from:
Investments	11,502,409	(58,328,289)
Swap contracts	201,222	1,095,052
Securities sold short	(5,127,247)	9,538,416
Written option contracts	893,281	4,570,661
Foreign currency transactions	809,623	(669,306)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,473,831)	10,536,616
Swap contracts	383	14,649
Securities sold short	714,902	(1,297,974)
Written option contracts	(9,522)	36,407
Foreign currency transactions	190,826	363,689
Net increase (decrease) in net assets resulting from operations	6,162,439	(35,024,608)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	—	(2,171,603)
Distributions from net investment income, Class I	—	(4,633,283)
Distributions from net investment income, Class C	—	(43,575)
Distributions from net investment income, Class A	—	(63,342)
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	(3,541)
Distributions from net realized gains, Class I	—	(6,279)
Distributions from net realized gains, Class C	—	(124)
Distributions from net realized gains, Class A	—	(103)
Decrease in net assets from distributions to shareholders	—	(6,921,850)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	23,299,478	58,275,506
Shares issued in reinvestment of distributions	—	4,703,095
Proceeds from redemption fees collected (Note 2)	78	9,361
Payments for shares redeemed	(68,404,216)	(436,649,628)
Net increase (decrease) in net assets from capital share transactions	(45,104,660)	(373,661,666)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,942,221)	(415,608,124)
NET ASSETS:
Beginning of year	179,868,614	595,476,738
End of year*	$140,926,393	$179,868,614
* Including accumulated net investment income (loss) of:	$(192,656)	$(1,033,436)

Annual Report | May 31, 2017

The Arbitrage Funds

	The Arbitrage Credit Opportunities Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$1,428,928	$1,765,214
Net realized gains (losses) from:
Investments	980,300	(2,722,508)
Swap contracts	—	4,760
Securities sold short	(1,040,241)	71,167
Written option contracts	185,291	67,997
Foreign currency transactions	(543)	11,236
Net change in unrealized appreciation (depreciation) on:
Investments	(1,059,547)	1,195,263
Swap contracts	—	1,801
Securities sold short	971,998	(569,877)
Written option contracts	(21,529)	29,362
Foreign currency transactions	25,548	(20,452)
Net increase (decrease) in net assets resulting from operations	1,470,205	(166,037)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(324,446)	(535,626)
Distributions from net investment income, Class I	(1,264,244)	(1,312,370)
Distributions from net investment income, Class C	(17,244)	(37,922)
Distributions from net investment income, Class A	(2,874)	(14,790)
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	—
Distributions from net realized gains, Class I	—	—
Distributions from net realized gains, Class C	—	—
Distributions from net realized gains, Class A	—	—
Decrease in net assets from distributions to shareholders	(1,608,808)	(1,900,708)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	13,064,982	19,206,229
Shares issued in reinvestment of distributions	1,420,267	1,863,018
Proceeds from redemption fees collected (Note 2)	80	—
Payments for shares redeemed	(12,835,516)	(34,755,910)
Net increase (decrease) in net assets from capital share transactions	1,649,813	(13,686,663)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,511,210	(15,753,408)
NET ASSETS:
Beginning of year	55,742,799	71,496,207
End of year*	$57,254,009	$55,742,799
* Including accumulated net investment income (loss) of:	$40,824	$192,667

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	The Arbitrage Tactical Equity Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(31,021)	$(6,976)
Net realized gains (losses) from:
Investments	208,292	(155,345)
Swap contracts	1,769	1,864
Securities sold short	(102,583)	18,523
Written option contracts	17,471	17,026
Foreign currency transactions	8,729	(709)
Net change in unrealized appreciation (depreciation) on:
Investments	32,974	8,652
Swap contracts	—	—
Securities sold short	(10,212)	(2,581)
Written option contracts	(917)	1,232
Foreign currency transactions	(5,441)	2,180
Net increase (decrease) in net assets resulting from operations	119,061	(116,134)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	—	—
Distributions from net investment income, Class I	—	—
Distributions from net investment income, Class C	—	—
Distributions from net investment income, Class A	—	—
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	(88)
Distributions from net realized gains, Class I	—	(14,509)
Distributions from net realized gains, Class C	—	(88)
Distributions from net realized gains, Class A	—	(88)
Decrease in net assets from distributions to shareholders	—	(14,773)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	641,626	404,121
Shares issued in reinvestment of distributions	—	14,773
Proceeds from redemption fees collected (Note 2)	—	—
Payments for shares redeemed	(11,950)	(374,608)
Net increase (decrease) in net assets from capital share transactions	629,676	44,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	748,737	(86,621)
NET ASSETS:
Beginning of year	1,329,822	1,416,443
End of year*	$2,078,559	$1,329,822
* Including accumulated net investment income (loss) of:	$(3,868)	$(2,457)

Annual Report | May 31, 2017

The Arbitrage Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$12.78		$12.97	$12.58
Income (loss) from investment operations
Net investment loss(a)	(0.13	)(b)	(0.06)	(0.11)
Net realized and unrealized gains on investments and foreign currencies	0.53	(c)	0.17	0.53
Total from investment operations	0.40		0.11	0.42
Less distributions
From net investment income	—		—	—
From net realized gains	(0.12)		(0.30)	(0.03)
Total distributions	(0.12)		(0.30)	(0.03)
Proceeds from redemption fees collected(d)	0.00		0.00	0.00
Net asset value, end of period	$13.06		$12.78	$12.97
Total return(e)	3.17%		0.87%	3.35%
Net assets, end of period (in 000s)	$340,353		$433,936	$500,440
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.87	%(b)	1.88%	2.31%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.87	%(b)	1.88%	2.31%
Net investment loss	(1.00	%)(b)	(0.51%)	(0.87%)
Portfolio turnover rate	363%		321%	514%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.36%, 0.34%, 0.68%, 0.60% and 0.42% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.07%, 0.18%, 0.12% and 0.10% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.48%, 1.47%, 1.45%, 1.45% and 1.45% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013
Net asset value, beginning of period	$12.50	$12.80
Income (loss) from investment operations
Net investment loss(a)	(0.09)	(0.10)
Net realized and unrealized gains on investments and foreign currencies	0.23	0.15
Total from investment operations	0.14	0.05
Less distributions
From net investment income	—	(0.09)
From net realized gains	(0.06)	(0.26)
Total distributions	(0.06)	(0.35)
Proceeds from redemption fees collected(d)	0.00	0.00
Net asset value, end of period	$12.58	$12.50
Total return(e)	1.10%	0.42%
Net assets, end of period (in 000s)	$760,750	$916,677
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.17%	1.97%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.17%	1.97%
Net investment loss	(0.70%)	(0.78%)
Portfolio turnover rate	462%	459%

Annual Report | May 31, 2017

The Arbitrage Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$13.13		$13.28	$12.86
Income (loss) from investment operations
Net investment loss(a)	(0.10	)(b)	(0.03)	(0.09)
Net realized and unrealized gains on investments and foreign currencies	0.55	(c)	0.18	0.54
Total from investment operations	0.45		0.15	0.45
Less distributions
From net investment income	—		—	—
From net realized gains	(0.12)		(0.30)	(0.03)
Total distributions	(0.12)		(0.30)	(0.03)
Proceeds from redemption fees collected(d)	0.00		0.00	0.00
Net asset value, end of period	$13.46		$13.13	$13.28
Total return(e)	3.47%		1.16%	3.51%
Net assets, end of period (in 000s)	$1,492,094		$1,395,178	$1,514,685
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.62	%(b)	1.63%	2.06%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.62	%(b)	1.63%	2.06%
Net investment loss	(0.76	%)(b)	(0.24%)	(0.65%)
Portfolio turnover rate	363%		321%	514%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.36%, 0.34%, 0.68%, 0.60% and 0.42% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.07%, 0.18%, 0.12% and 0.10% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.22%, 1.20%, 1.20% and 1.20% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013
Net asset value, beginning of period	$12.74	$13.04
Income (loss) from investment operations
Net investment loss(a)	(0.05)	(0.07)
Net realized and unrealized gains on investments and foreign currencies	0.23	0.16
Total from investment operations	0.18	0.09
Less distributions
From net investment income	—	(0.13)
From net realized gains	(0.06)	(0.26)
Total distributions	(0.06)	(0.39)
Proceeds from redemption fees collected(d)	0.00	0.00
Net asset value, end of period	$12.86	$12.74
Total return(e)	1.39%	0.67%
Net assets, end of period (in 000s)	$1,712,120	$1,937,514
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.92%	1.72%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.92%	1.72%
Net investment loss	(0.42%)	(0.51%)
Portfolio turnover rate	462%	459%

Annual Report | May 31, 2017

The Arbitrage Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$12.37		$12.65	$12.37
Income (loss) from investment operations
Net investment loss(b)	(0.22	)(c)	(0.16)	(0.20)
Net realized and unrealized gains on investments and foreign currencies	0.51	(d)	0.18	0.51
Total from investment operations	0.29		0.02	0.31
Less distributions
From net investment income	—		—	—
From net realized gains	(0.12)		(0.30)	(0.03)
Total distributions	(0.12)		(0.30)	(0.03)
Proceeds from redemption fees collected	—		—	—
Net asset value, end of period	$12.54		$12.37	$12.65
Total return(f)	2.38%		0.18%	2.52%
Net assets, end of period (in 000s)	$26,900		$30,814	$32,958
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.62	%(c)	2.63%	3.06%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.62	%(c)	2.63%	3.06%
Net investment loss	(1.76	%)(c)	(1.28%)	(1.60%)
Portfolio turnover rate	363%		321%	514%

(a)  Commenced operations on June 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.36%, 0.34%, 0.68%, 0.60% and 0.42% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.07%, 0.18%, 0.12% and 0.11% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.23%, 2.22%, 2.20%, 2.20% and 2.20% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014, and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$12.38	$12.80
Income (loss) from investment operations
Net investment loss(b)	(0.18)	(0.23)
Net realized and unrealized gains on investments and foreign currencies	0.23	0.20
Total from investment operations	0.05	(0.03)
Less distributions
From net investment income	—	(0.13)
From net realized gains	(0.06)	(0.26)
Total distributions	(0.06)	(0.39)
Proceeds from redemption fees collected	—	0.00 (e)
Net asset value, end of period	$12.37	$12.38
Total return(f)	0.38%	(0.27)%
Net assets, end of period (in 000s)	$33,589	$18,741
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.92%	2.75%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.92%	2.75%
Net investment loss	(1.45%)	(1.84%)
Portfolio turnover rate	462%	459%

Annual Report | May 31, 2017

The Arbitrage Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$12.79		$12.97
Income (loss) from investment operations
Net investment loss(b)	(0.13	)(c)	(0.07)
Net realized and unrealized gains on investments and foreign currencies	0.53	(d)	0.19
Total from investment operations	0.40		0.12
Less distributions
From net realized gains	(0.12)		(0.30)
Total distributions	(0.12)		(0.30)
Proceeds from redemption fees collected	—		—
Net asset value, end of period	$13.07		$12.79
Total return(f)	3.17%		0.95%
Net assets, end of period (in 000s)	$10,012		$8,421
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.87	%(c)	1.87%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.87	%(c)	1.87%
Net investment loss	(1.02	%)(c)	(0.56%)
Portfolio turnover rate	363%		321%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.36%, 0.33%, 0.68% and 0.60% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.07%, 0.18% and 0.12% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.48%, 1.47%, 1.45% and 1.46% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$12.59	$12.50
Income (loss) from investment operations
Net investment loss(b)	(0.09)	(0.09)
Net realized and unrealized gains on investments and foreign currencies	0.50	0.24
Total from investment operations	0.41	0.15
Less distributions
From net realized gains	(0.03)	(0.06)
Total distributions	(0.03)	(0.06)
Proceeds from redemption fees collected	—	0.00 (e)
Net asset value, end of period	$12.97	$12.59
Total return(f)	3.27%	1.18%
Net assets, end of period (in 000s)	$17,458	$6,655
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.31%	2.18%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.31%	2.18%
Net investment loss	(0.70%)	(0.69%)
Portfolio turnover rate	514%	462%

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015
Net asset value, beginning of period	$8.98		$9.73		$10.29
Income (loss) from investment operations
Net investment income (loss)(a)	(0.04	)(b)	(0.02)		0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	0.40	(c)	(0.53)		(0.36)
Total from investment operations	0.36		(0.55)		(0.32)
Less distributions
From net investment income	—		(0.20)		(0.08)
From net realized gains	—		(0.00	)(d)	(0.16)
Total distributions	—		(0.20)		(0.24)
Proceeds from redemption fees collected(d)	0.00		0.00		0.00
Net asset value, end of period	$9.34		$8.98		$9.73
Total return(e)	4.01%		(5.55%)		(3.12%)
Net assets, end of period (in 000s)	$70,277		$80,114		$195,014
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.56	%(b)	2.62%		2.52%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.26%		2.46%		2.50%
Net investment income (loss)	(0.45	%)(b)	(0.27%)		0.37%
Portfolio turnover rate	409%		350%		451%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.53%, 0.58%, 0.55%, 0.49% and 0.36% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.04%, 0.19%, 0.26%, 0.13% and 0.13% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013
Net asset value, beginning of period	$9.80	$9.79
Income (loss) from investment operations
Net investment income (loss)(a)	0.10	0.15
Net realized and unrealized gains (losses) on investments and foreign currencies	0.46	0.11
Total from investment operations	0.56	0.26
Less distributions
From net investment income	(0.06)	(0.10)
From net realized gains	(0.01)	(0.15)
Total distributions	(0.07)	(0.25)
Proceeds from redemption fees collected(d)	0.00	0.00
Net asset value, end of period	$10.29	$9.80
Total return(e)	5.75%	2.72%
Net assets, end of period (in 000s)	$204,055	$10,080
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.33%	2.55%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.31%	2.18%
Net investment income (loss)	1.04%	1.58%
Portfolio turnover rate	340%	336%

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015
Net asset value, beginning of period	$9.04		$9.81		$10.37
Income (loss) from investment operations
Net investment income (loss)(a)	(0.02	)(b)	(0.02)		0.06
Net realized and unrealized gains (losses) on investments and foreign currencies	0.41	(c)	(0.51)		(0.37)
Total from investment operations	0.39		(0.53)		(0.31)
Less distributions
From net investment income	—		(0.24)		(0.09)
From net realized gains	—		(0.00	)(d)	(0.16)
Total distributions	—		(0.24)		(0.25)
Proceeds from redemption fees collected(d)	0.00		0.00		0.00
Net asset value, end of period	$9.43		$9.04		$9.81
Total return(e)	4.31%		(5.27%)		(2.96%)
Net assets, end of period (in 000s)	$68,272		$95,155		$390,102
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.31	%(b)	2.37%		2.27%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.01%		2.21%		2.25%
Net investment income (loss)	(0.22	%)(b)	(0.26%)		0.62%
Portfolio turnover rate	409%		350%		451%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.53%, 0.58%, 0.55%, 0.49% and 0.36% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.04%, 0.19%, 0.26%, 0.13% and 0.13% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013
Net asset value, beginning of period	$9.86	$9.82
Income (loss) from investment operations
Net investment income (loss)(a)	0.13	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	0.46	0.13
Total from investment operations	0.59	0.29
Less distributions
From net investment income	(0.07)	(0.10)
From net realized gains	(0.01)	(0.15)
Total distributions	(0.08)	(0.25)
Proceeds from redemption fees collected(d)	0.00	0.00
Net asset value, end of period	$10.37	$9.86
Total return(e)	6.02%	3.04%
Net assets, end of period (in 000s)	$290,999	$41,493
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.11%	2.31%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.06%	1.93%
Net investment income (loss)	1.31%	1.68%
Portfolio turnover rate	340%	336%

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015
Net asset value, beginning of period	$8.91		$9.62		$10.22
Income (loss) from investment operations
Net investment income (loss)(b)	(0.11	)(c)	(0.09)		(0.04)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.39	(d)	(0.50)		(0.36)
Total from investment operations	0.28		(0.59)		(0.40)
Less distributions
From net investment income	—		(0.12)		(0.04)
From net realized gains	—		(0.00	)(e)	(0.16)
Total distributions	—		(0.12)		(0.20)
Net asset value, end of period	$9.19		$8.91		$9.62
Total return(f)	3.14%		(6.14%)		(3.95%)
Net assets, end of period (in 000s)	$1,567		$2,538		$5,020
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	3.31	%(c)	3.37%		3.27%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.01%		3.21%		3.25%
Net investment income (loss)	(1.26	%)(c)	(0.95%)		(0.37%)
Portfolio turnover rate	409%		350%		451%

(a)  Commenced operations on June 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.53%, 0.59%, 0.55%, 0.49% and 0.36% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.04%, 0.18%, 0.26%, 0.13% and 0.13% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44%, 2.44%, 2.44%, 2.44% and 2.44% of average net assets for the years ended May 31, 2017, 2016, 2015, 2014, and 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$9.78	$9.79
Income (loss) from investment operations
Net investment income (loss)(b)	0.03	0.09
Net realized and unrealized gains (losses) on investments and foreign currencies	0.46	0.13
Total from investment operations	0.49	0.22
Less distributions
From net investment income	(0.04)	(0.08)
From net realized gains	(0.01)	(0.15)
Total distributions	(0.05)	(0.23)
Net asset value, end of period	$10.22	$9.78
Total return(f)	5.05%	2.33%
Net assets, end of period (in 000s)	$4,232	$342
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	3.12%	3.31%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.06%	2.93%
Net investment income (loss)	0.32%	0.95%
Portfolio turnover rate	340%	336%

Annual Report | May 31, 2017

The Arbitrage Event-Driven Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$8.98		$9.73
Income (loss) from investment operations
Net investment income (loss)(b)	(0.05	)(c)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.42	(d)	(0.52)
Total from investment operations	0.37		(0.55)
Less distributions
From net investment income	—		(0.20)
From net realized gains	—		(0.00	)(e)
Total distributions	—		(0.20)
Proceeds from redemption fees collected	—		—
Net asset value, end of period	$9.35		$8.98
Total return(f)	4.12%		(5.54%)
Net assets, end of period (in 000s)	$810		$2,062
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.56	%(c)	2.63%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.26%		2.47%
Net investment income (loss)	(0.53	%)(c)	(0.28%)
Portfolio turnover rate	409%		350%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.53%, 0.59%, 0.55% and 0.49% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.04%, 0.19%, 0.26% and 0.13% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$10.30	$9.80
Income (loss) from investment operations
Net investment income (loss)(b)	0.03	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.36)	0.47
Total from investment operations	(0.33)	0.57
Less distributions
From net investment income	(0.08)	(0.06)
From net realized gains	(0.16)	(0.01)
Total distributions	(0.24)	(0.07)
Proceeds from redemption fees collected	—	0.00 (e)
Net asset value, end of period	$9.73	$10.30
Total return(f)	(3.22%)	5.85%
Net assets, end of period (in 000s)	$5,341	$3,830
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.52%	2.36%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.50%	2.31%
Net investment income (loss)	0.35%	0.98%
Portfolio turnover rate	451%	340%

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$9.69		$9.95	$10.28
Income (loss) from investment operations
Net investment income(b)	0.23	(c)	0.25	0.28
Net realized and unrealized gains (losses) on investments and foreign currencies	0.01		(0.24)	(0.29)
Total from investment operations	0.24		0.01	(0.01)
Less distributions
From net investment income	(0.26)		(0.27)	(0.32)
Total distributions	(0.26)		(0.27)	(0.32)
Proceeds from redemption fees collected	0.00	(d)	–	0.00 (d)
Net asset value, end of period	$9.67		$9.69	$9.95
Total return(e)	2.58%		0.10%	(0.10%)
Net assets, end of period (in 000s)	$11,935		$12,426	$22,728
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	1.96	%(c)	1.92%	2.27%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.66%		1.67%	2.03%
Net investment income	2.34	%(c)	2.62%	2.84%
Portfolio turnover rate	211%		181%	191%

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.16%, 0.03%, 0.06%, 0.10% and 0.03% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.14%, 0.47% , 0.07% and 0.02% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50%, 1.50%, 1.50%, 1.50% and 1.50% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value, beginning of period	$10.18	$10.00
Income (loss) from investment operations
Net investment income(b)	0.40	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	0.08	0.06
Total from investment operations	0.48	0.23
Less distributions
From net investment income	(0.39)	(0.05)
Total distributions	(0.39)	(0.05)
Proceeds from redemption fees collected	0.01	0.00	(d)
Net asset value, end of period	$10.28	$10.18
Total return(e)	4.99%	2.33	%(f)
Net assets, end of period (in 000s)	$6,393	$1,671
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	2.71%	3.79	%(g)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.67%	1.55	%(g)
Net investment income	3.97%	2.49	%(g)
Portfolio turnover rate	181%	92	%(f)

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$9.67		$9.93	$10.25
Income (loss) from investment operations
Net investment income(b)	0.25	(c)	0.27	0.33
Net realized and unrealized gains (losses) on investments and foreign currencies	0.02		(0.24)	(0.31)
Total from investment operations	0.27		0.03	0.02
Less distributions
From net investment income	(0.29)		(0.29)	(0.34)
Total distributions	(0.29)		(0.29)	(0.34)
Proceeds from redemption fees collected	–		–	0.00 (d)
Net asset value, end of period	$9.65		$9.67	$9.93
Total return(e)	2.78%		0.30%	0.16%
Net assets, end of period (in 000s)	$44,159		$41,992	$46,118
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	1.71	%(c)	1.68%	2.04%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.41%		1.43%	1.78%
Net investment income	2.62	%(c)	2.84%	3.28%
Portfolio turnover rate	211%		181%	191%

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.16%, 0.04%, 0.06% 0.10% and 0.03% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.14%, 0.47%, 0.07% and 0.01% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014 and the period ended May 31, 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25%, 1.25%, 1.25%, 1.25% and 1.25% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income(b)	0.42	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	0.08	0.08
Total from investment operations	0.50	0.25
Less distributions
From net investment income	(0.41)	(0.09)
Total distributions	(0.41)	(0.09)
Proceeds from redemption fees collected	0.00 (d)	–
Net asset value, end of period	$10.25	$10.16
Total return(e)	5.08%	2.49	%(f)
Net assets, end of period (in 000s)	$23,039	$3,462
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	2.37%	3.64	%(g)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.42%	1.29	%(g)
Net investment income	4.16%	2.62	%(g)
Portfolio turnover rate	181%	92	%(f)

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016	Year Ended May 31, 2015
Net asset value, beginning of period	$9.61		$9.89	$10.23
Income (loss) from investment operations
Net investment income(b)	0.16	(c)	0.18	0.22
Net realized and unrealized gains (losses) on investments and foreign currencies	0.02		(0.25)	(0.30)
Total from investment operations	0.18		(0.07)	(0.08)
Less distributions
From net investment income	(0.17)		(0.21)	(0.26)
Total distributions	(0.17)		(0.21)	(0.26)
Net asset value, end of period	$9.62		$9.61	$9.89
Total return(d)	1.83%		(0.72%)	(0.76%)
Net assets, end of period (in 000s)	$1,053		$1,220	$2,020
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.71	%(c)	2.68%	3.05%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.41%		2.43%	2.78%
Net investment income	1.69	%(c)	1.92%	2.24%
Portfolio turnover rate	211%		181%	191%

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.16%, 0.04%, 0.06%, 0.10% and 0.03% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.14%, 0.47%, 0.07% and 0.01% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.25%, 2.25%, 2.25%, 2.25% and 2.25% (annualized) of average net assets for the years ended May 31, 2017, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations
Net investment income(b)	0.34	0.11
Net realized and unrealized gains (losses) on investments and foreign currencies	0.07	0.09
Total from investment operations	0.41	0.20
Less distributions
From net investment income	(0.35)	(0.03)
Total distributions	(0.35)	(0.03)
Net asset value, end of period	$10.23	$10.17
Total return(d)	4.17%	2.01	%(e)
Net assets, end of period (in 000s)	$716	$26
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	3.37%	4.69	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.42%	2.30	%(f)
Net investment income	3.37%	1.58	%(f)
Portfolio turnover rate	181%	92	%(e)

Annual Report | May 31, 2017

The Arbitrage Credit Opportunities Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$9.67		$9.93
Income (loss) from investment operations
Net investment income(b)	0.23	(c)	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.02		(0.25)
Total from investment operations	0.25		–
Less distributions
From net investment income	(0.26)		(0.26)
Total distributions	(0.26)		(0.26)
Net asset value, end of period	$9.66		$9.67
Total return(d)	2.58%		0.02%
Net assets, end of period (in 000s)	$107		$104
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.96	%(c)	1.91%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.66%		1.66%
Net investment income	2.35	%(c)	2.62%
Portfolio turnover rate	211%		181%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.16%, 0.02%, 0.06% and 0.10% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.14%, 0.47% and 0.07% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50%, 1.50%, 1.50% and 1.50% of average net assets for the years ended May 31, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$10.25	$10.18
Income (loss) from investment operations
Net investment income(b)	0.29	0.39
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.29)	0.09
Total from investment operations	–	0.48
Less distributions
From net investment income	(0.32)	(0.41)
Total distributions	(0.32)	(0.41)
Net asset value, end of period	$9.93	$10.25
Total return(d)	(0.01%)	4.86%
Net assets, end of period (in 000s)	$630	$28
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	2.29%	2.77%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	2.03%	1.67%
Net investment income	2.95%	3.89%
Portfolio turnover rate	191%	181%
Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$9.31		$10.12
Income (loss) from investment operations
Net investment loss(b)	(0.20	)(c)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.88		(0.69)
Total from investment operations	0.68		(0.72)
Less distributions
From net realized gains	–		(0.09)
Total distributions	–		(0.09)
Net asset value, end of period	$9.99		$9.31
Total return(d)	7.30%		(7.12%)
Net assets, end of period (in 000s)	$10		$9
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	15.85	%(c)	20.24%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.66%		2.62%
Net investment loss	(2.14	%)(c)	(0.34%)
Portfolio turnover rate	449%		416%

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.84%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69% and 1.69% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.22
Total from investment operations	0.12
Less distributions
From net realized gains	–
Total distributions	–
Net asset value, end of period	$10.12
Total return(d)	1.20	%(e)
Net assets, end of period (in 000s)	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	44.48	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.85	%(f)
Net investment loss	(2.35	%)(f)
Portfolio turnover rate	235	%(e)

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$9.31		$10.12
Income (loss) from investment operations
Net investment loss(b)	(0.18	)(c)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.86		(0.68)
Total from investment operations	0.68		(0.72)
Less distributions
From net realized gains	–		(0.09)
Total distributions	–		(0.09)
Net asset value, end of period	$9.99		$9.31
Total return(d)	7.30%		(7.12%)
Net assets, end of period (in 000s)	$2,048		$1,302
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	15.60	%(c)	20.02%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.41%		2.40%
Net investment loss	(1.88	%)(c)	(0.47%)
Portfolio turnover rate	449%		416%

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.84%, 0.72% and 1.01% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.13%, 0.24% and 0.15% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44% and 1.44% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.21
Total from investment operations	0.12
Less distributions
From net realized gains	–
Total distributions	–
Net asset value, end of period	$10.12
Total return(d)	1.20	%(e)
Net assets, end of period (in 000s)	$1,386
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	28.08	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.60	%(f)
Net investment loss	(2.15	%)(f)
Portfolio turnover rate	235	%(e)

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$9.31		$10.12
Income (loss) from investment operations
Net investment loss(b)	(0.28	)(c)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.96		(0.62)
Total from investment operations	0.68		(0.72)
Less distributions
From net realized gains	–		(0.09)
Total distributions	–		(0.09)
Net asset value, end of period	$9.99		$9.31
Total return(d)	7.30%		(7.12%)
Net assets, end of period (in 000s)	$10		$9
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	16.59	%(c)	20.99%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.40%		3.37%
Net investment loss	(2.89	%)(c)	(1.09%)
Portfolio turnover rate	449%		416%

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.83%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44% , 2.44% and 2.44% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.25
Total from investment operations	0.12
Less distributions
From net realized gains	–
Total distributions	–
Net asset value, end of period	$10.12
Total return(d)	1.20	%(e)
Net assets, end of period (in 000s)	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	45.25	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.60	%(f)
Net investment loss	(3.10	%)(f)
Portfolio turnover rate	235	%(e)

Annual Report | May 31, 2017

The Arbitrage Tactical Equity Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Net asset value, beginning of period	$9.31		$10.12
Income (loss) from investment operations
Net investment loss(b)	(0.20	)(c)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.88		(0.69)
Total from investment operations	0.68		(0.72)
Less distributions
From net realized gains	–		(0.09)
Total distributions	–		(0.09)
Net asset value, end of period	$9.99		$9.31
Total return(d)	7.30%		(7.12%)
Net assets, end of period (in 000s)	$10		$9
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	15.84	%(c)	20.24%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.65%		2.62%
Net investment loss	(2.13	%)(c)	(0.34%)
Portfolio turnover rate	449%		416%

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.83%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69% and 1.69% (annualized) of average net assets for the years ended May 31, 2017, 2016 and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

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  Financial Highlights

	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.22
Total from investment operations	0.12
Less distributions
From net realized gains	–
Total distributions	–
Net asset value, end of period	$10.12
Total return(d)	1.20	%(e)
Net assets, end of period (in 000s)	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	44.49	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.85	%(f)
Net investment loss	(2.35	%)(f)
Portfolio turnover rate	235	%(e)

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements

May 31, 2017

1. ORGANIZATION

The Arbitrage Funds (the "Trust") is a Delaware statutory trust, which was organized on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The four series presently authorized are The Arbitrage Fund (the "Arbitrage Fund"), The Arbitrage Event-Driven Fund (the "Event-Driven Fund"), The Arbitrage Credit Opportunities Fund (the "Credit Opportunities Fund") and The Arbitrage Tactical Equity Fund (the "Tactical Equity Fund"), each a "Fund" and collectively the "Funds", which offer four classes of shares. The Arbitrage Fund, the Event-Driven Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Tactical Equity Fund is a non-diversified series of the trust. The Funds' investments are managed by Water Island Capital, LLC (the "Adviser").

Fund	Commencement of Operations
Arbitrage Fund
Class R shares	September 18, 2000
Class I shares	October 17, 2003
Class C shares	June 1, 2012
Class A shares	June 1, 2013
Event-Driven Fund
Class R shares	October 1, 2010
Class I shares	October 1, 2010
Class C shares	June 1, 2012
Class A shares	June 1, 2013
Credit Opportunities Fund
Class R shares	October 1, 2012
Class I shares	October 1, 2012
Class C shares	October 1, 2012
Class A shares	June 1, 2013
Tactical Equity Fund
Class R shares	January 2, 2015
Class I shares	January 2, 2015
Class C shares	January 2, 2015
Class A shares	January 2, 2015

The investment objective of the Arbitrage Fund is to seek to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to seek to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund is to seek to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The investment objective of the Tactical Equity Fund is to seek to achieve capital appreciation by investing in securities of companies where the market may not fully appreciate the impact of fundamental changes to the business, industry or regulatory environment.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

The Funds' four classes of shares, Class R, Class I, Class C and Class A, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution and servicing fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution and servicing fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.50% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Class A shares of the Arbitrage Fund purchased without a front end sales charge prior to April 3, 2017 (determined on a first-in, first-out basis) are subject to a deferred sales charge of up to 0.50% if redeemed within 12 months of purchase. Class A shares of the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000, purchased without a front-end sales charge and redeemed within 18 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Investment Companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate their net asset value ("NAV"), the Funds will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and ask prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will be valued using the average of the last ask price and zero. Foreign currency forward contracts are valued at the current day's interpolated foreign

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 8).

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred.

For the year ended May 31, 2017, there were no significant changes to the Funds' fair value methodologies. Additionally, during the year ended May 31, 2017, there were no transfers between Level 1 and 2 securities. Transfers for Level 3 securities, if any, are shown as part of the leveling table in each Fund's Portfolio of Investments.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share, except that shares of Class R, Class I and Class A are subject to a redemption fee of 2% if redeemed within 30 days for the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund and 60 days for the Credit Opportunities Fund from the date of purchase. The Class A redemption fee does not apply for purchases over $250,000 in the Arbitrage Fund and purchases over $500,000 in the Event-Driven Fund, Credit Opportunities Fund and Tactical Equity Fund, as these purchases are subject to a contingent deferred sales charge. Class C shares are not subject to a redemption fee. Proceeds from redemption fees for the year ended May 31, 2017 are disclosed in Note 7. The redemption fee is paid directly to each Fund rather than the Adviser and is allocated pro-rata to the shareholders based on net assets attributed to each class.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of their exposure to various foreign currencies.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent a Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

A summary of put and call option contracts written during the year ended May 31, 2017, is as follows:

Arbitrage Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	1,544	$82,843	1,286	$171,350
Options written	33,347	2,770,425	102,304	12,905,339
Options closed	(2,874)	(57,897)	(13,024)	(1,043,289)
Options exercised	(14,202)	(1,511,086)	(42,870)	(7,816,079)
Options expired	(16,643)	(1,158,429)	(37,487)	(3,089,502)
Options outstanding at end of year	1,172	$125,856	10,209	$1,127,819
Event-Driven Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	186	$12,311	227	$30,514
Options written	6,871	527,607	16,096	1,487,665
Options closed	(1,229)	(78,813)	(3,717)	(279,384)
Options exercised	(2,032)	(198,676)	(3,883)	(664,566)
Options expired	(3,550)	(239,428)	(7,810)	(503,744)
Options outstanding at end of year	246	$23,001	913	$70,485

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Credit Opportunities Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	376	$34,737	—	$—
Options written	2,901	208,542	183	25,617
Options closed	(766)	(44,081)	—	—
Options exercised	(145)	(12,313)	(123)	(8,687)
Options expired	(2,183)	(171,777)	(32)	(1,846)
Options outstanding at end of year	183	$15,108	28	$15,084
Tactical Equity Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	8	$1,193	5	$1,298
Options written	151	12,133	264	24,462
Options closed	(51)	(3,908)	(87)	(7,163)
Options exercised	(20)	(2,021)	(77)	(12,913)
Options expired	(85)	(7,112)	(97)	(5,349)
Options outstanding at end of year	3	$285	8	$335

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund's ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Swaps: Certain Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest

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rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund's portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on Management's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2017 are disclosed in the Portfolio of Investments.

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts

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The Arbitrage Funds  Notes to Financial Statements (continued)

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posted by the Funds or any counterparty. The fair value of derivative instruments for the Funds as of the year ended May 31, 2017, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,115,833	Unrealized depreciation on forward foreign currency exchange contracts	$4,423,385
Equity Contracts (rights)	Investments: at value	3,946,815	Securities sold short, at value	—
Equity Contracts (purchased option contracts)	Investments: at value	626,695
Equity Contracts (written option contracts)			Written options, at value	1,519,164
		$7,689,343		$5,942,549

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Event-Driven Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$133,519	Unrealized depreciation on forward foreign currency exchange contracts	$137,227
Equity Contracts (rights)	Investments: at value	389,849	Securities sold short, at value	—
Equity Contracts (purchased option contracts)	Investments: at value	104,194
Equity Contracts (written option contracts)			Written options, at value	104,814
		$627,562		$242,041
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Credit Opportunities Fund
Equity Contracts (purchased option contracts)	Investments: at value	$19,625
Equity Contracts (written option contracts)			Written options, at value	20,919
		$19,625		$20,919

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Tactical Equity Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,372	Unrealized depreciation on forward foreign currency exchange contracts	$4,782
Equity Contracts (purchased option contracts)	Investments: at value	1,983
Equity Contracts (written option contracts)			Written options, at value	710
		$3,355		$5,492

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2017, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$13,100,442	$(1,720,704)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	1,858,269	—
Equity Contracts Long (rights)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	1,649,568	(8,200)
Equity Contracts Short (rights)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	—	65
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(2,886,637)	246,354
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	4,796,325	(271,909)
		$18,517,967	$(1,754,394)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Event-Driven Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$972,246	$180,451
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	201,222	383
Equity Contracts Long (rights)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	64,211	(52,922)
Equity Contracts Short (rights)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	–	12
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(656,442)	39,285
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	893,281	(9,522)
		$1,474,518	$157,687

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Credit Opportunities Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$(24,467)	$25,632
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(280,859)	39,747
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	185,291	(21,529)
		$(120,035)	$43,850
Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Tactical Equity Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$8,574	$(5,570)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	1,769	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(11,918)	78
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	17,471	(917)
		$15,896	$(6,409)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

Volume of derivative instruments held by the Funds during the year ended May 31, 2017, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Arbitrage Fund
Swap Contracts	Notional Quantity	7,404,602
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(91,617,096)
Purchased Option Contracts	Contracts	10,295
Rights	Shares	16,919,864
Rights — Short	Shares	(1,100)
Written Option Contracts	Contracts	(13,475)
Derivative Type	Unit of Measurement	Monthly Average
Event-Driven Fund
Swap Contracts	Notional Quantity	225,865
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(4,875,808)
Purchased Option Contracts	Contracts	1,857
Rights	Shares	2,371,923
Rights — Short	Shares	(200)
Written Option Contracts	Contracts	(1,655)
Derivative Type	Unit of Measurement	Monthly Average
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	136,667
Purchased Option Contracts	Contracts	375
Written Option Contracts	Contracts	(251)
Derivative Type	Unit of Measurement	Monthly Average
Tactical Equity Fund
Swap Contracts	Notional Quantity	4,952
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(112,854)
Purchased Option Contracts	Contracts	22
Written Option Contracts	Contracts	(24)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Arbitrage Fund and Event-Driven Fund held financial instruments that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2017. At May 31,

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

2017, there was no unrealized appreciation or depreciation on these instruments. Neither Credit Opportunities Fund nor Tactical Equity Fund held financial instruments subject to netting or similar arrangements as of May 31, 2017.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Payment-in-kind securities have the option at each interest payment date of making interest payments in cash or additional debt securities. Any interest accrued on payment-in-kind securities is recorded as interest income.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Allocation Between Classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2017. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Tactical Equity Fund
Purchases	$6,476,900,667	$595,742,947	$119,654,285	$6,173,863
Sales and Maturities	5,350,602,826	557,582,646	105,103,406	5,021,664

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund to participate in a $100,000,000 unsecured committed revolving line of credit (the "Committed Line") and a $100,000,000 unsecured uncommitted revolving line of credit (the "Uncommitted Line," together with the Committed Line, the "Credit Agreement") with State Street Bank and Trust Company (the "Custodian"). Borrowings are made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. The Committed Line has a commitment fee of 0.20% per annum on the unused portion of the Committed Line and is payable quarterly. The Uncommitted Line has an upfront fee of $50,000 and is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the Committed Line. Such fees are included in the custodian and bank service fees on the Statement of Operations.

Effective December 6, 2016, the Credit Agreement was amended and restated. The Committed Line has a commitment fee of 0.25% per annum on the unused portion of the Committed Line and is payable quarterly. The Uncommitted Line has an upfront fee of $25,000, is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the Committed Line. Such fees are included in the custodian and bank service fees on the Statement of Operations.

For the year ended May 31, 2017, the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund had average borrowings of $1,450,000, $920,588 and $100,000, respectively, over a period of 14 days, 17 days and 1 day, respectively, at a weighted average interest rate of 2.03%, 2.24% and 2.26%, respectively. Interest expense on the line of credit for the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund during the year ended May 31, 2017, is shown as line of credit interest expense on the Statements of Operations. The Funds had no outstanding borrowings at May 31, 2017. The Arbitrage Fund had no borrowings during the year ended May 31, 2017.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund's average daily net assets. Under the Investment Advisory Agreement

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

between the Adviser and the Credit Opportunities Fund dated October 1, 2012, the Credit Opportunities Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.00% based on the Credit Opportunities Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Tactical Equity Fund dated December 22, 2014, the Tactical Equity Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Tactical Equity Fund's average daily net assets.

The Adviser has contractually agreed, at least until September 30, 2018 for the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund, and the Tactical Equity Fund, to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds' average daily net assets attributable to each share class as shown in the table below:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Tactical Equity Fund
Class R	1.69%	1.69%	1.50%	1.69%
Class I	1.44%	1.44%	1.25%	1.44%
Class C	2.44%	2.44%	2.25%	2.44%
Class A	1.69%	1.69%	1.50%	1.69%

As of May 31, 2017, the Tactical Equity Fund had $21,702 receivable from the Adviser due to an advisory fee reimbursement.

For the year ended May 31, 2017, the aggregate net fee paid to the Adviser as a percentage of average net assets for the Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Tactical Equity Fund was 1.05%, 1.25%, 1.00% and 1.25%, respectively.

The Adviser is permitted to recapture fees waived and expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser can recapture any fees it has waived within three fiscal years of the year in which fees were waived subject to the applicable annual rate of: 1.69% for Class R shares, 1.44% for Class I shares, 2.44% for Class C shares and 1.69% for Class A shares of the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund, 1.50% for Class R shares, 1.25% for Class I shares, 2.25% for Class C shares and 1.50% for Class A shares of the Credit Opportunities Fund.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

As of May 31, 2017, the balances of future fee and expense recaptures for each Fund were as follows:

	Expiring May 31, 2018	Expiring May 31, 2019	Expiring May 31, 2020	Total
Event-Driven Fund
Class R	$42,377	$193,596	$222,866	$458,839
Class I	$96,022	$332,746	$236,150	$664,918
Class C	$1,230	$5,871	$5,997	$13,098
Class A	$1,377	$5,132	$3,680	$10,189
Credit Opportunities Fund
Class R	$25,136	$44,465	$37,259	$106,860
Class I	$92,962	$107,990	$129,977	$330,929
Class C	$4,587	$4,018	$2,984	$11,589
Class A	$1,194	$1,093	$330	$2,617
Tactical Equity Fund
Class R	$1,733	$1,665	$1,275	$4,673
Class I	$97,858	$256,320	$213,108	$567,286
Class C	$1,733	$1,665	$1,275	$4,673
Class A	$1,733	$1,665	$1,275	$4,673

There were no amounts recaptured during the year ended May 31, 2017, by the Funds.

Administration Agreement

State Street Bank & Trust Company serves as the Trust's administrator pursuant to an Administration Agreement with the Trust.

Distribution Agreement

ALPS Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. The Funds have adopted, with respect to their Class R, Class C shares and Class A shares, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares, Class C shares and Class A shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares, Class C shares and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, Class C shares or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R shares, 0.75% for Class C shares and 0.25% for Class A shares, respectively, of the average daily net assets allocable to a Fund's Class R shares, Class C shares and Class A shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares.

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

During the year ended May 31, 2017, The Arbitrage Fund's Class R shares incurred $917,910, Class C shares incurred $283,508 and Class A shares incurred $22,758, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Event-Driven Fund, during the year ended May 31, 2017, the Event-Driven Fund's Class R shares incurred $185,923, Class C shares incurred $20,092 and Class A shares incurred $3,074, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Credit Opportunities Fund, during the year ended May 31, 2017, the Credit Opportunities Fund's Class R shares incurred $30,771, Class C shares incurred $9,820 and Class A shares incurred $272, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Tactical Equity Fund, during the year ended May 31, 2017, the Tactical Equity Fund's Class R shares incurred $24, Class C shares incurred $97 and Class A shares incurred $24, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers.

Chief Compliance Officer

Certain officers of the Trust are also officers of the Adviser. The Chief Compliance Officer ("CCO") of the Trust also serves as the CCO of the Adviser. The Funds currently pay the Adviser 50% of the CCO's salary for the CCO's provision of services to the Funds. Prior to November 17, 2016, Ascendant Compliance Management, Inc. provided CCO services to the Trust. Ascendant Compliance Management, Inc. was compensated by the Trust under a Consulting Services Agreement.

Chief Financial Officer

Foreside Management Services, LLC provides Chief Financial Officer ("CFO") services to the Trust. Foreside Management Services, LLC is compensated by the Trust under a Fund CFO/Treasurer Agreement.

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. ("DST") is the Funds' transfer agent, and per an agency agreement, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2017		Year Ended May 31, 2016
Arbitrage Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	5,742,451	$73,830,066	10,329,274	$130,810,689
Shares issued in reinvestment of distributions	258,753	3,314,622	822,474	10,264,483
Proceeds from redemption fees collected	–	2,196	–	5,031
Payments for shares redeemed	(13,904,195)	(178,433,107)	(15,786,500)	(200,571,773)
Net decrease	(7,902,991)	$(101,286,223)	(4,634,752)	$(59,491,570)
Arbitrage Fund - Class I
Proceeds from shares sold	41,539,817	$550,169,123	46,706,866	$608,970,058
Shares issued in reinvestment of distributions	673,837	8,881,174	1,892,721	24,245,751
Proceeds from redemption fees collected	–	3,371	–	10,214
Payments for shares redeemed	(37,600,114)	(496,999,058)	(56,370,693)	(735,261,059)
Net increase/(decrease)	4,613,540	$62,054,610	(7,771,106)	$(102,035,036)
Arbitrage Fund - Class C
Proceeds from shares sold	340,679	$4,222,527	500,812	$6,204,471
Shares issued in reinvestment of distributions	14,115	174,174	38,603	467,867
Payments for shares redeemed	(701,738)	(8,693,294)	(652,449)	(8,039,350)
Net decrease	(346,944)	$(4,296,593)	(113,034)	$(1,367,012)
Arbitrage Fund - Class A
Proceeds from shares sold	197,586	$2,544,856	340,518	$4,347,045
Shares issued in reinvestment of distributions	4,741	60,737	28,684	358,263
Payments for shares redeemed	(94,824)	(1,222,035)	(1,056,094)	(13,383,544)
Net increase/(decrease)	107,503	$1,383,558	(686,892)	$(8,678,236)

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

	Year Ended May 31, 2017		Year Ended May 31, 2016
Event-Driven Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	1,293,576	$11,794,590	2,496,545	$22,578,349
Shares issued in reinvestment of distributions	–	–	181,920	1,577,249
Proceeds from redemption fees collected	–	68	–	1,449
Payments for shares redeemed	(2,689,583)	(24,496,682)	(13,805,457)	(125,836,833)
Net decrease	(1,396,007)	$(12,702,024)	(11,126,992)	$(101,679,786)
Event-Driven Fund - Class I
Proceeds from shares sold	1,223,090	$11,232,007	3,768,748	$34,981,398
Shares issued in reinvestment of distributions	–	–	346,601	3,018,893
Proceeds from redemption fees collected	–	10	–	7,912
Payments for shares redeemed	(4,505,749)	(41,305,130)	(33,339,072)	(304,977,002)
Net decrease	(3,282,659)	$(30,073,113)	(29,223,723)	$(266,968,799)
Event-Driven Fund - Class C
Proceeds from shares sold	5,794	$51,831	60,431	$543,460
Shares issued in reinvestment of distributions	–	–	5,047	43,509
Payments for shares redeemed	(120,323)	(1,080,088)	(302,131)	(2,696,528)
Net decrease	(114,529)	$(1,028,257)	(236,653)	$(2,109,559)
Event-Driven Fund - Class A
Proceeds from shares sold	24,320	$221,050	18,634	$172,299
Shares issued in reinvestment of distributions	–	–	7,318	63,444
Payments for shares redeemed	(167,173)	(1,522,316)	(345,160)	(3,139,265)
Net decrease	(142,853)	$(1,301,266)	(319,208)	$(2,903,522)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

	Year Ended May 31, 2017		Year Ended May 31, 2016
Credit Opportunities Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	273,277	$2,659,849	329,444	$3,203,618
Shares issued in reinvestment of distributions	33,374	324,371	53,795	521,680
Proceeds from redemption fees collected	–	80	–	–
Payments for shares redeemed	(355,419)	(3,459,360)	(1,384,361)	(13,365,525)
Net decrease	(48,768)	$(475,060)	(1,001,122)	$(9,640,227)
Credit Opportunities Fund - Class I
Proceeds from shares sold	1,003,158	$9,764,655	1,623,325	$15,744,142
Shares issued in reinvestment of distributions	110,963	1,075,983	133,365	1,289,012
Payments for shares redeemed	(880,812)	(8,554,794)	(2,058,317)	(19,839,217)
Net increase/(decrease)	233,309	$2,285,844	(301,627)	$(2,806,063)
Credit Opportunities Fund - Class C
Proceeds from shares sold	61,839	$600,537	11,795	$113,168
Shares issued in reinvestment of distributions	1,785	17,241	3,931	37,920
Payments for shares redeemed	(81,059)	(781,608)	(93,070)	(893,117)
Net decrease	(17,435)	$(163,830)	(77,344)	$(742,029)
Credit Opportunities Fund - Class A
Proceeds from shares sold	4,086	$39,941	14,931	$145,301
Shares issued in reinvestment of distributions	275	2,672	1,489	14,406
Payments for shares redeemed	(4,078)	(39,754)	(69,108)	(658,051)
Net increase/(decrease)	283	$2,859	(52,688)	$(498,344)

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

	Year Ended May 31, 2017		Year Ended May 31, 2016
Tactical Equity Fund - Class R	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions	–	–	10	88
Net increase	–	$–	10	$88
Tactical Equity Fund - Class I
Proceeds from shares sold	66,461	$641,626	41,947	$404,121
Shares issued in reinvestment of distributions	–	–	1,588	14,509
Payments for shares redeemed	(1,241)	(11,950)	(40,610)	(374,608)
Net increase	65,220	$629,676	2,925	$44,022
Tactical Equity Fund - Class C
Shares issued in reinvestment of distributions	–	–	10	88
Net increase	–	$–	10	$88
Tactical Equity Fund - Class A
Shares issued in reinvestment of distributions	–	–	10	88
Net increase	–	$–	10	$88

7. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECURITIES LENDING

To generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. At the time of the loan, the Funds must receive from the borrower 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.

The Funds may participate in a securities lending program under which the Funds' custodian, State Street Bank and Trust Company (the "Custodian") acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified brokers/dealers and financial institutions that post appropriate collateral. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan. The Custodian has agreed to indemnify the Fund in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. Income received by the Funds in securities lending transactions during the year ended May 31, 2017 is reflected as securities lending income in the Statement of Operations. The Arbitrage Fund, the Event-Driven Fund and the Tactical Equity Fund lent out securities during the year ended May 31, 2017. The Funds had no securities on loan as of May 31, 2017.

10. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds' intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds' financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, consent fee income, net operating losses, defaulted bonds and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Arbitrage Fund	$16,679,681	$(16,679,681)	$–
Event-Driven Fund	1,380,387	(2,268,854)	888,467
Credit Opportunities Fund	28,037	(28,037)	–
Tactical Equity Fund	29,610	(29,312)	(298)

The tax character of dividends and distributions declared and paid during the years ended May 31, 2017 and May 31, 2016 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Arbitrage Fund	5/31/2017	$14,966,198	$1,437,619	$16,403,817
	5/31/2016	36,514,253	8,351,638	44,865,891
Event-Driven Fund	5/31/2017	$–	$–	$–
	5/31/2016	6,911,803	10,047	6,921,850
Credit Opportunities Fund	5/31/2017	$1,608,808	$–	$1,608,808
	5/31/2016	1,900,708	–	1,900,708
Tactical Equity Fund	5/31/2017	$–	$–	$–
	5/31/2016	14,738	35	14,773

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund		Tactical Equity Fund
Undistributed ordinary income	$31,693,407	$266		$161,014	$–
Accumulated capital gains/losses	8,313,394	–		–	–
Unrealized appreciation/ (depreciation)	19,889,497	327,961		(433,299)	3,438
Loss deferral	–	(545,590)		(39,880)	(9,871)
Capital loss carryover	–	(60,163,285)		(2,707,821)	–
Total distributable earnings	$59,896,298	$(60,380,648)	$	(3,019,986)	$(6,433)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

The following information is computed on a tax basis for each item as of May 31, 2017:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Arbitrage Fund	$28,462,254	$(14,004,443)	$5,431,686	$19,889,497	$1,908,018,737
Event-Driven Fund	2,785,919	(1,763,641)	(694,317)	327,961	143,203,470
Credit Opportunities Fund	1,262,632	(1,869,207)	173,276	(433,299)	58,662,198
Tactical Equity Fund	49,761	(30,118)	(16,205)	3,438	2,095,738

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to constructive sales, dividends related to short securities, investments in passive foreign investment companies, wash sales, convertible bonds, straddle loss deferrals, defaulted bonds, partnership basis adjustments and unsettled short sales.

Capital Losses

As of May 31, 2017, the Event-Driven Fund had $49,874,090 of short term and $10,289,194 of long term capital loss carryforwards and the Credit Opportunities Fund had $1,526,322 of short term and $1,181,498 of long term capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. The Tactical Equity Fund utilized $48,530 of capital loss carryforwards during the year ended May 31, 2017.

Late Year Losses

The Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund elect to defer to the period ending May 31, 2018, capital losses recognized during the period November 1, 2016 to May 31, 2017 in the amount of $545,590, $39,880 and $4,913, respectively.

The Tactical Equity Fund has elected to defer late year ordinary losses of $4,958 as arising on June 1, 2017.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund's current financial statement presentation and expects that the Fund will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical clarifications to various sections of the Accounting Standards Codification ("ASC"), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within

Annual Report | May 31, 2017

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2017

those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

12. INFORMATION REGARDING LEGAL PROCEEDINGS

The Arbitrage Fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609). The complaint alleges that payments made to shareholders of Lyondell Chemical Company ("Lyondell") in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger in or around December, 2007 constituted constructive or intentional "fraudulent transfers" under applicable state law and seeks to recover from the former Lyondell shareholders the payments received for the shares.

On January 14, 2014, the Court issued a decision and order on motions to dismiss granting in part, and denying in part, the motions. On April 9, 2014, plaintiff filed a Third Amended Complaint continuing to assert constructive or intentional fraudulent transfer claims under applicable state law. On August 1, 2014, defendants filed a motion to dismiss the Third Amended Complaint, and oral arguments on the motion to dismiss were held on January 14, 2015. On November 18, 2015, the Court issued a decision dismissing the intentional fraudulent transfer claim. The plaintiff appealed the November 18, 2015 decision, which was entered as a Final Judgment. On May 4, 2016, based on the March 29, 2016 decision of the U.S. Court of Appeal for the Second Circuit in In re Tribune Fraudulent Conveyance Litigation, defendants moved to dismiss the remaining constructive fraudulent transfer claims in the Creditor Action, or alternatively, to stay all discovery in that action pending the exhaustion of all appeal periods in the Tribune matter. On July 27, 2016 the District Court denied the defendants' motion for dismissal and remanded the claim to the Bankruptcy Court. On April 21, 2017 the Bankruptcy Court issued an Opinion and Order in the related Blatvanik trial, granting judgement for the defendants on virtually all claims, including both the intentional and constructive fraudulent transfer clai ms. In particular, the Court found that the Trustee had not established that the merger left Lyondell (or its successor LBI) insolvent (under any test of insolvency) or that Dan Smith, Lyondell's CEO, intended the merger to hinder, delay or defraud Lyondell's (or LBI's) creditors. On May 30, 2017 the defendants filed motions to dismiss the remaining causes of action on collateral estoppel grounds.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The Arbitrage Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Arbitrage Funds (comprising, respectively, The Arbitrage Fund, The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund, and The Arbitrage Tactical Equity Fund) (the Funds) as of May 31, 2017, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Arbitrage Funds at May 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

Annual Report | May 31, 2017

The Arbitrage Funds  Disclosure of Fund Expenses

May 31, 2017 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

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The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2017 (Unaudited)

	Beginning Account Value 12/01/2016	Ending Account Value 05/31/2017	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Fund
Class R
Actual	$1,000.00	$1,023.70	1.77%	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	1.77%	$8.90
Class I
Actual	$1,000.00	$1,025.30	1.53%	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.53%	$7.70
Class C
Actual	$1,000.00	$1,019.70	2.52%	$12.69
Hypothetical (5% return before expenses)	$1,000.00	$1,012.37	2.52%	$12.64
Class A
Actual	$1,000.00	$1,024.50	1.79%	$9.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	1.79%	$9.00

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2016	Ending Account Value 05/31/2017	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Event-Driven Fund
Class R
Actual	$1,000.00	$1,027.50	2.16%	$10.92
Hypothetical (5% return before expenses)	$1,000.00	$1,014.16	2.16%	$10.85
Class I
Actual	$1,000.00	$1,029.50	1.90%	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	1.90%	$9.55
Class C
Actual	$1,000.00	$1,023.40	2.88%	$14.53
Hypothetical (5% return before expenses)	$1,000.00	$1,010.57	2.88%	$14.44
Class A
Actual	$1,000.00	$1,028.60	2.07%	$10.47
Hypothetical (5% return before expenses)	$1,000.00	$1,014.61	2.07%	$10.40

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Annual Report | May 31, 2017

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2017 (Unaudited)

	Beginning Account Value 12/01/2016	Ending Account Value 05/31/2017	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,004.40	1.70%	$8.50
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	1.70%	$8.55
Class I
Actual	$1,000.00	$1,005.10	1.45%	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.45%	$7.29
Class C
Actual	$1,000.00	$1,000.60	2.44%	$12.17
Hypothetical (5% return before expenses)	$1,000.00	$1,012.76	2.44%	$12.24
Class A
Actual	$1,000.00	$1,004.40	1.70%	$8.50
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2016	Ending Account Value 05/31/2017	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Tactical Equity Fund
Class R
Actual	$1,000.00	$1,065.00	2.76%	$14.21
Hypothetical (5% return before expenses)	$1,000.00	$1,011.17	2.76%	$13.84
Class I
Actual	$1,000.00	$1,065.00	2.49%	$12.82
Hypothetical (5% return before expenses)	$1,000.00	$1,012.52	2.49%	$12.49
Class C
Actual	$1,000.00	$1,065.00	3.49%	$17.97
Hypothetical (5% return before expenses)	$1,000.00	$1,007.53	3.49%	$17.47
Class A
Actual	$1,000.00	$1,065.00	2.72%	$14.00
Hypothetical (5% return before expenses)	$1,000.00	$1,011.37	2.72%	$13.64

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Additional Information

May 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies will be available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | May 31, 2017

The Arbitrage Funds  Approval of Investment Advisory Agreements

May 31, 2017 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Arbitrage Funds (the "Trust"), which is comprised of The Arbitrage Fund, The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Tactical Equity Fund (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including all of those Trustees who are not "interested persons" of the Funds, as defined in the 1940 Act, met on May 23, 2017 and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the meeting. Among other things, the Board considered comparative fee information from the Adviser. Also, the Board considered expense and performance comparisons with other mutual funds in the Funds' peer groups as determined by Morningstar, Inc. ("Morningstar"), an independent source of mutual fund analysis, as further discussed below. The Board also considered that it had reviewed the Funds' performance against other comparable mutual funds as provided by the Adviser at the Board's meetings throughout the year.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of the Adviser, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund's assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 23, 2017.

Nature, Extent and Quality of the Services under the Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each Fund by the Adviser under the advisory agreement for the Fund. The Board also noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board reviewed background information about the Adviser, including its Form ADV. The Board considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Board considered the steps that the Adviser had taken during the past year to improve performance, including the hiring of additional personnel and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Board concluded that it was generally satisfied with the nature, extent and quality of the investment management services provided to each Fund by the Adviser and that, based on dialogue with management and counsel, the services provided by the Adviser under the advisory agreement for each Fund are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

Adviser Profitability

The Board was provided with information on the Adviser's profitability in serving as the investment adviser to each Fund. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2017 (Unaudited)

funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the Adviser's profitability in relation to the services rendered was reasonable.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. With respect to The Arbitrage Fund, the Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund's effective fee rate reflected those rate reductions. The Board took note that the Fund's fee structure currently results in benefits to Fund shareholders whether or not the Adviser realizes any economies of scale. The Board noted that the advisory fee schedules for The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Tactical Equity Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that, while fee breakpoints were not currently necessary for The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund or The Arbitrage Tactical Equity Fund given the smaller size of these Funds, they would continue to review whether breakpoints should be incorporated in the advisory fees for these Funds.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser as a result of its relationship with the Funds. The Board concluded that the potential benefits to be derived by the Adviser included the ability to use soft dollar credits as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to mutual funds. The Board considered the standards applied in seeking best execution and reviewed the Adviser's method for and policies with respect to allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual review. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rates for each Fund in light of the extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the contractual fee waivers and expense reimbursements currently in place for each Fund.

The Board also received and considered information comparing the effective advisory fee rates and gross and net total expenses for each Fund with those of a group of funds within the Fund's Morningstar category determined independently by Morningstar (the "Peer Group") as well as to the funds in the same Morningstar category (the "Category Group"). The comparisons placed each Fund in various quartiles, with the first quartile being the lowest cost mutual funds.

The performance of each Fund for the periods ended January 31, 2017, was compared to the Peer Group as well as to the funds in the Category Group. The Board also received and considered

Annual Report | May 31, 2017

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2017 (Unaudited)

additional information provided by the Adviser on other comparable mutual funds and comparisons of the performance of each Fund to additional securities indices that the Adviser deemed relevant to the Board's considerations.

The Arbitrage Fund

The Fund's performance was compared to a Peer Group composed of a small group of funds within Morningstar's Market Neutral category that run a purely merger arbitrage strategy, excluding event-driven or multialternative funds that run a merger arbitrage strategy among other strategies, as well as to the Market Neutral Category Group. The Fund's total return ranked in the fourth quartile of the Peer Group for the five- and ten-year periods, in the second quartile of the Peer Group for the three-year period, and in the third quartile of the Peer Group for the one-year period. The Trustees noted that the Peer Group included only two other funds for the five-year period and one other fund for the ten-year period, that the Morningstar report had noted that the Fund's Peer Group was smaller than Morningstar's typical peer group and that the Morningstar report's methodology stated that the inclusion of fewer peers in a group renders the medians and averages less meaningful. The Fund's total return ranked in the second quartile of the Category Group for the year-to-date, one-, three-, five- and ten-year periods, as well as since inception. The Fund also underperformed its primary benchmark, the S&P 500 Index, for all periods, but outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for all periods.

The Fund's effective advisory fee was in the second quartile of its Category Group. The Fund's net expenses and gross expenses were in the second and first quartile, respectively, in the Category Group. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2018, although the Fund's expenses did not currently reach a level to require the Adviser to waive fees or reimburse expenses.

The Board determined that, notwithstanding the Fund's relative performance, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. The Fund's fee structure was considered reasonable.

The Arbitrage Event-Driven Fund

The Fund's performance was compared to a Peer Group composed of a small group of funds within Morningstar's Market Neutral, Multi-Alternative, and Mid Cap Blend categories that do not pursue multi-alternative strategies and/or focus primarily on convertible arbitrage. The Fund's performance was also compared to the Event Driven (Institutional) Category Group. The Fund's total return for the one-year period was in the third quartile of the Peer Group and the first quartile of the Category Group. The Fund's total return for the three- and five-year periods was in the fourth quartile of the Peer Group and Category Group. It was noted that the Fund had underperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three- and five-year periods, but had outperformed it for the one-year period. The Trustees noted that the Fund underperformed its secondary benchmark index, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for the three-year period, but had outperformed it for the one- and five-year periods.

The Fund's effective advisory fee was in the third quartile of its Category Group. The Fund's net expenses and gross expenses were each in the second quartile in the Category Group. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2018.

The Board determined that, notwithstanding the Fund's relative performance, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2017 (Unaudited)

absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

The Arbitrage Credit Opportunities Fund

The Fund's performance was compared to a Peer Group composed of a small group of funds within Morningstar's Long/Short Credit, High-Yield Bond and Nontraditional Bond categories that primarily focus on credit opportunities to generate returns, implement an absolute return or strategic income strategy, and have lower duration, as well as to the Long/Short Credit Category Group. The Fund's total return for the one-year period was in the fourth quartile of both the Category and Peer Group. The Fund outperformed its primary benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, for the one-year period and underperformed for the three-year period. The Fund outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for the one- and three-year periods. The Fund's total return for the three-year period was in the third quartile of the Category and Peer Group. It was noted that the Fund's standard deviation (a measure of volatility) for the one- and three-year periods ranked in the first quartile (meaning lowest volatility) of both the Peer Group and the Category Group.

The Fund's effective advisory fee was in the second quartile of the Category Group. The Fund's net expenses were in the third quartile and its gross expenses were in the second quartile of the Category Group. It was noted that the median asset size of the funds in the Peer Group was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2018.

The Board determined that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

The Arbitrage Tactical Equity Fund

The Fund's performance was compared to a Peer Group composed of a small group of Funds within Morningstar's Long/Short Equity category with primary investment strategy focused on fundamental research, more specifically focusing on funds that invest in companies that exhibit a catalyst for a corporate change. The Fund's return for the year-to-date period was in the third quartile of the Category Group. The Fund's return for the one-year period was in the fourth quartile of the Peer Group and the third quartile of the Category Group. For the one-year period, the Fund underperformed its primary benchmark, the S&P 500 Index, and outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. It was noted that the Fund's standard deviation (a measure of volatility) for the one-year period ranked in the first quartile (meaning lowest volatility) of the Peer Group and the Category Group.

The Fund's effective advisory fee was in the second quartile of the Category Group. The Fund's net expenses were in the second quartile of the Category Group, and the Fund's gross expenses were in the fourth quartile of the Category Group. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2018.

The Board determined that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

Annual Report | May 31, 2017

The Arbitrage Funds  Trustees & Officers

May 31, 2017 (Unaudited)

INTERESTED TRUSTEE:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 57)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	4

*  John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

INDEPENDENT TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Jay N. Goldberg (Age 76)	Since 2000	Lead Independent Trustee	General Partner of Hudson Ventures (venture capital firm).	Independent Trustee of Ramius Archview Credit & Distressed Fund and Ramius Archview Credit & Distressed Feeder Fund.	4

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2017 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John C. Alvarado (Age 57)	Since 2003	Trustee	CFO of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company (since 2016). Previously, Managing Director at Alvarado Energy Advisors LLC ("AEA"), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014 - 2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010 - 2014).	None	4
Robert P. Herrmann (Age 54)	Since 2012	Trustee	President & CEO of Discovery Data, a leading financial services industry data provider (since 2009).	Independent Director of TD Asset Management (USA) (since 2014); Independent Director of FundChoice Holdings LLC (since 2014).	4
Burton Lehman (Age 76)	Since 2016	Trustee	Of Counsel for Schulte, Roth & Zabel LLP (since 2006).	None	4

Annual Report | May 31, 2017

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2017 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Stephen R. Byers (Age 63)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (37 portfolios); Independent Director and Audit Committee Chair (since 2012), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016), Mutual Fund Directors Forum.	4
Francis X. Tracy (Age 59)	Since 2016	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014)	4

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2017 (Unaudited)

EXECUTIVE OFFICERS:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 66)	Since 2013	Assistant Treasurer, Assistant Secretary	Chief Administrative Officer (since 2010), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 36)	Since 2013	Treasurer	Chief Operating Officer (since 2016), Water Island Capital; Director of Operations (2011 - 2016), Water Island Capital; Fund Accounting Manager (2004 - 2011), SEI.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 43)	Since 2015	Chief Financial Officer

Fund Principal Financial Officer, Foreside Management Services, LLC** (since 2014); Principal/Assistant Vice President – Global Funds Management, State Street Global Advisors (2012 - 2014); Director/ Assistant Vice President, State Street Corporation (2005 - 2012).

				N/A	N/A

Annual Report | May 31, 2017

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2017 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Ludmila Chwazik 41 Madison Avenue 42nd Floor, New York, NY 10010 (Age: 51)	Since 2016	Anti-Money Laundering Officer, Chief Compliance Officer	Chief Compliance Officer, Water Island Capital (since 2016); SVP Legal & Compliance, Neuberger Berman (2014 - 2016); Chief Compliance Officer, APG Asset Management (2010 - 2014).	N/A	N/A
Christopher Plunkett 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 30)	Since 2016	Secretary	Director of Compliance (since 2016), Associate Operations Director (2012 - 2016), Water Island Capital; Fund Controller & Operations Analyst, Marathon Asset Management (2008 - 2012).	N/A	N/A

*  Each Independent Trustee may be contacted by writing to the Trustee c/o Joshua B. Deringer, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

**  Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Tactical Equity Fund

800-295-4485

www.arbitragefunds.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

Custodian

State Street Bank & Trust

225 Liberty Street

New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2.   Code of Ethics.

(a)         The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.   Audit Committee Financial Expert.

(a)(1)      The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)      The audit committee financial experts are John C. Alvarado and Francis X. Tracy, who are each independent as defined in Form N-CSR Item 3(a)(2).

Item 4.   Principal Accountant Fees and Services.

(a)         Audit Fees:  For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $100,500 and $110,500, respectively.

(b)         Audit-Related Fees:  For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 and $0, respectively.

(c)          Tax Fees:  For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2016, aggregate fees of $27,300 and $24,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)         All Other Fees:  For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2016, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)      Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)      No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2017 and May 31, 2016 were $27,300 and $24,000, respectively.

(h)                                 Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)            The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)            A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)            Not applicable.

(b)                           The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2017

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer (Principal Financial Officer)

Date:	August 4, 2017